UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04700
                                                     ---------

                          The Gabelli Equity Trust Inc.
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
            --------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2007
                                             -----------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                               [LOGO]
                                                               THE GABELLI
                                                               EQUITY TRUST INC.

                          THE GABELLI EQUITY TRUST INC.

                                  Annual Report
                                December 31, 2007

TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2007.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2007 (a)
              ----------------------------------------------------

                                                                                                               Since
                                                                                                             Inception
                                         Quarter   1 Year   3 Year   5 Year   10 Year   15 Year   20 Year   (08/21/86)
                                         -------   ------   ------   ------   -------   -------   -------   ----------
GABELLI EQUITY TRUST
   NAV TOTAL RETURN (b) ..............   (1.54)%   12.10%   14.86%   20.82%    10.53%    12.30%    12.53%     12.46%
   INVESTMENT TOTAL RETURN (c) .......    0.63     12.75    13.67    18.52     10.08     12.34     13.85      12.08
S&P 500 Index ........................   (3.33)     5.49     8.61    12.82      5.91     10.49     11.80      11.18(d)
Dow Jones Industrial Average .........   (3.99)     8.81     9.65    12.25      7.46     12.12     12.91      12.42(d)
Nasdaq Composite Index ...............   (1.82)     9.81     6.83    14.71      5.38      9.53     10.97       9.51

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX OF 30 LARGE CAPITALIZATION STOCKS. THE STANDARD & POOR'S ("S&P") 500 AND THE NASDAQ COMPOSITE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE INDEX. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN THE NET ASSET VALUE ("NAV") PER SHARE, REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, ADJUSTMENTS FOR RIGHTS OFFERINGS, SPIN-OFFS, AND TAXES PAID ON UNDISTRIBUTED LONG-TERM CAPITAL GAINS AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $9.34.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, AND ADJUSTMENTS FOR RIGHTS OFFERINGS, SPIN-OFFS, AND TAXES PAID ON UNDISTRIBUTED LONG-TERM CAPITAL GAINS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $10.00.

(d) FROM AUGUST 31, 1986, THE DATE CLOSEST TO THE FUND'S INCEPTION DATE FOR WHICH DATA IS AVAILABLE.

--------------------------------------------------------------------------------

                                                  Sincerely yours,

                                                  /s/ Bruce N. Alpert

                                                  Bruce N. Alpert
February 22, 2008                                 President

                          THE GABELLI EQUITY TRUST INC.
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments as of December 31, 2007:

LONG POSITIONS
Food and Beverage ....................................................    12.4%
Financial Services ...................................................     8.8%
Energy and Utilities .................................................     7.4%
Diversified Industrial ...............................................     6.3%
U.S. Government Obligations ..........................................     6.1%
Telecommunications ...................................................     6.0%
Consumer Products ....................................................     5.0%
Cable and Satellite ..................................................     4.7%
Entertainment ........................................................     4.3%
Health Care ..........................................................     4.0%
Publishing ...........................................................     4.0%
Equipment and Supplies ...............................................     3.5%
Automotive: Parts and Accessories ....................................     2.2%
Machinery ............................................................     2.1%
Hotels and Gaming ....................................................     2.0%
Broadcasting .........................................................     2.0%
Aviation: Parts and Services .........................................     1.7%
Aerospace ............................................................     1.6%
Specialty Chemicals ..................................................     1.5%
Consumer Services ....................................................     1.5%
Business Services ....................................................     1.5%
Agriculture ..........................................................     1.4%
Communications Equipment .............................................     1.4%
Retail ...............................................................     1.3%
Metals and Mining ....................................................     1.2%
Wireless Communications ..............................................     1.2%
Electronics ..........................................................     1.1%
Environmental Services ...............................................     1.0%
Automotive ...........................................................     0.7%
Computer Software and Services .......................................     0.6%
Real Estate ..........................................................     0.5%
Transportation .......................................................     0.4%
Closed-End Funds .....................................................     0.4%
Manufactured Housing and Recreational Vehicles .......................     0.1%
Real Estate Investment Trusts ........................................     0.1%
                                                                         -----
                                                                         100.0%
                                                                         =====

SHORT POSITIONS
Call Options Written .................................................     0.0%

      THE GABELLI EQUITY TRUST INC. (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2007. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI
(800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

      The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                         QUARTER ENDED DECEMBER 31, 2007
                                   (UNAUDITED)

                                                                   OWNERSHIP AT
                                                                   DECEMBER 31,
                                                        SHARES         2007
                                                     -----------   ------------
NET PURCHASES
COMMON STOCKS
Advanced Medical Optics Inc. .....................        30,000        130,000
Alibaba.com Ltd. .................................         8,000          8,000
American International Group Inc. ................         5,000         55,000
Ashland Inc. .....................................         1,000         41,000
Bel Fuse Inc., Cl. A .............................        12,800         12,800
Bell Aliant Regional Communications
   Income Fund ...................................         1,000          1,000
BERU AG ..........................................         1,000          2,000
Biogen Idec Inc. .................................         9,000         35,000
BorgWarner Inc. (a) ..............................        43,000         86,000
Boston Scientific Corp. ..........................        10,000        160,000
Campbell Soup Co. ................................         8,000         80,000
CBS Corp., Cl. A .................................        18,000        433,000
ChoicePoint Inc. .................................        10,000         30,000
Cincinnati Bell Inc. .............................        50,000        900,000
Citadel Broadcasting Corp. .......................         4,000         10,143
Clearwire Corp., Cl. A ...........................         6,000         14,000
Coca-Cola Hellenic Bottling Co. SA (b) ...........        19,000         57,000
Cognos Inc. ......................................       100,000        100,000
Coldwater Creek Inc. .............................        13,000         40,000
Constellation Brands Inc., Cl. A .................        75,600         90,000
Crown Ltd. (c) ...................................       100,000        100,000
CVS Caremark Corp. ...............................        45,000         70,000
Dean Foods Co. ...................................        40,000         40,000
Deere & Co. (a) ..................................       205,000        425,000
E.I. du Pont de Nemours and Co. ..................         5,000         25,000
EchoStar Communications Corp., Cl. A .............        78,700        133,700
Fortress Investment Group LLC, Cl. A .............         7,000         12,000
FPL Group Inc. ...................................         4,600         24,600
General Motors Corp. .............................        50,000        100,000
Greatbatch Inc. ..................................         5,000          5,000
Grupo Televisa SA, ADR ...........................        85,000        700,000
Hercules Inc. ....................................        10,000        175,000
Il Sole 24 Ore ...................................     1,967,000      1,967,000
Interpublic Group of Companies Inc. ..............        40,000         40,000
Japan Tobacco Inc. ...............................           175            175
Johnson & Johnson ................................        20,000         40,000
Johnson Controls Inc. (d) ........................       135,000        205,000
Kaman Corp. ......................................        25,899         25,899
Legg Mason Inc. ..................................         8,000         50,000
Lighthouse Caledonia ASA (e) .....................         8,075          8,075
Macy's Inc. ......................................        20,000         40,000
MGM Mirage .......................................        16,000         30,000
Och-Ziff Capital Management Group LLC,
   Cl. A .........................................         2,000          2,000
Orascom Telecom Holding SAE ......................        15,000         15,000
PACCAR Inc. (f) ..................................        32,250         96,750
Pernod-Ricard SA .................................        13,000         21,100
Reckitt Benckiser Group plc (g) ..................        60,000         60,000
Rollins Inc. (f) .................................       350,000      1,110,000
Rolls-Royce Group plc, Cl. B (h) .................    48,480,000     48,480,000
Rowan Companies Inc. .............................       205,000        205,000
Spectra Energy Corp. .............................         5,000        120,000
The Bear Stearns Companies Inc. ..................        18,000         18,000
The Blackstone Group LP ..........................         3,000          5,000
The DIRECTV Group Inc. ...........................       150,000        300,000
The Great Atlantic & Pacific Tea Co. Inc. ........        85,000        115,000
The Hershey Co. ..................................        25,000         70,000
Tokyo Broadcasting System Inc. ...................        10,000        100,000

                                                                   OWNERSHIP AT
                                                                   DECEMBER 31,
                                                        SHARES         2007
                                                     -----------   ------------
Tyco International Ltd. ..........................        40,000        200,000
UnitedHealth Group Inc. ..........................        50,000         90,000
Viacom Inc., Cl. A ...............................         5,000        370,000
Vivendi ..........................................        50,000        383,900
Walgreen Co. .....................................        50,000         50,000
Wal-Mart Stores Inc. .............................        15,000         15,000
Zep Inc. (i) .....................................       100,000        100,000

                                                      PRINCIPAL
                                                        AMOUNT
                                                     -----------
CONVERTIBLE CORPORATE BOND
The Great Atlantic & Pacific Tea Co. Inc.,
   Cv., 5.125%, 06/15/11 .........................   $ 3,000,000   $  3,000,000

                                                        SHARES
                                                     -----------
NET SALES
COMMON STOCKS
Acuity Brands Inc. (i) ...........................       (11,000)         9,000
Alcan Inc. (j) ...................................       (70,000)            --
Allegheny Energy Inc. ............................        (2,000)        68,000
ALLIANZ SE .......................................        (4,200)         2,800
Alltel Corp. (k) .................................       (10,000)            --
America Movil SAB de CV, Cl. L, ADR ..............        (2,000)        96,000
Ameriprise Financial Inc. ........................        (2,000)         8,000
Ampco-Pittsburgh Corp. ...........................        (1,000)       163,000
Andrew Corp. (l) .................................       (10,000)            --
Asciano Group ....................................       (70,000)            --
Avis Budget Group Inc. ...........................        (4,000)        14,000
Aviva plc ........................................       (15,000)        80,000
BCE Inc. .........................................      (170,000)        85,000
Berkshire Hathaway Inc., Cl. A ...................          (103)           143
Cadbury Schweppes plc, ADR .......................        (3,400)       180,000
CheckFree Corp. (m) ..............................        (1,000)            --
Clorox Co. .......................................        (2,000)        30,000
Cooper Industries Ltd., Cl. A ....................        (2,000)       245,000
Corus Entertainment Inc., Cl. B, New York ........          (666)        12,667
Covidien Ltd. ....................................       (25,000)        20,000
Curtiss-Wright Corp. .............................       (20,000)       350,000
Dade Behring Holdings Inc. (n) ...................      (200,000)            --
Dana Corp. .......................................      (230,000)            --
Dow Jones & Co. Inc. (o) .........................      (100,000)            --
Energizer Holdings Inc. ..........................        (2,000)       112,000
Enodis plc .......................................      (100,000)       300,000
Fedders Corp. ....................................       (10,000)        50,000
Flowers Foods Inc. ...............................       (15,000)        90,000
Flowserve Corp. ..................................        (2,000)       108,000
Greif Inc., Cl. A ................................        (5,000)       210,000
Groupe Danone ....................................       (12,000)       368,000
H.B. Fuller Co. ..................................        (5,000)        45,000
Hospira Inc. .....................................       (12,000)        18,000
Idearc Inc. ......................................        (5,000)         4,000
Interactive Brokers Group Inc., Cl. A ............        (5,000)        20,000
Kellogg Co. ......................................       (12,000)        90,000
Kraft Foods Inc., Cl. A ..........................       (15,000)       200,000
Ladbrokes plc ....................................       (47,000)     1,247,116
Laidlaw International Inc. (p) ...................       (50,000)            --
Landesbank Berlin Holding AG .....................      (260,000)            --
Lenox Group Inc. .................................       (10,000)        35,000
Liberty Media Corp. - Interactive, Cl. A .........       (55,131)       210,000
Lufkin Industries Inc. ...........................        (1,000)       102,000
MasterCard Inc., Cl. A ...........................       (47,500)        62,500

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                         QUARTER ENDED DECEMBER 31, 2007
                                   (UNAUDITED)

                                                                   OWNERSHIP AT
                                                                   DECEMBER 31,
                                                        SHARES         2007
                                                     -----------   ------------
NET SALES (CONTINUED)
COMMON STOCKS (CONTINUED)
McClatchy Co., Cl. A .............................       (11,000)         9,000
News Corp., Cl. A ................................       (30,000)     1,540,000
Nintendo Co. Ltd. ................................          (500)         2,000
Nortel Networks Corp. ............................       (15,000)       180,000
Novartis AG, ADR .................................        (3,000)       102,000
Nuveen Investments Inc., Cl. A (q) ...............       (30,000)            --
Oceaneering International Inc. ...................        (1,000)        19,000
Park-Ohio Holdings Corp. .........................        (1,000)       100,000
PepsiAmericas Inc. ...............................        (5,000)       535,000
PepsiCo Inc. .....................................       (35,000)       315,000
PetroChina Co. Ltd., ADR .........................          (700)         1,300
Precision Castparts Corp. ........................        (3,500)        96,500
Proliance International Inc. .....................       (20,000)       160,000
Publishing and Broadcasting Ltd. (c) .............      (100,000)            --
Rank Group plc ...................................      (650,000)       500,000
Reckitt Benckiser plc (g) ........................       (60,000)            --
Rogers Communications Inc., Cl. B,
   New York ......................................       (65,000)       500,690
Sequa Corp., Cl. A (r) ...........................       (73,000)            --
Sequa Corp., Cl. B (r) ...........................       (84,600)            --
Seven & I Holdings Co. Ltd. ......................       (39,800)            --
Shizuoka Bank Ltd. ...............................       (80,000)            --
Telecom Italia SpA ...............................       (20,000)     1,450,000
Telefonica SA, ADR ...............................        (2,000)       228,000
Telefonos de Mexico SAB de CV, Cl. L, ADR ........        (2,000)        60,000
Telephone & Data Systems Inc., Special ...........       (13,000)       355,000
The Fairchild Corp., Cl. A (s) ...................       (60,000)       160,000
The Lamson & Sessions Co. (t) ....................       (72,000)            --
The Mosaic Co. ...................................        (9,000)        21,000
The St. Joe Co. ..................................        (5,000)       145,000
The Walt Disney Co. ..............................       (10,000)        65,000
Thomas & Betts Corp. .............................        (5,000)       235,000
Tribune Co. (u) ..................................       (19,030)            --
TXU Corp. (v) ....................................      (245,000)            --
Vodafone Group plc, ADR ..........................       (20,000)        50,000
Yahoo! Inc. ......................................       (20,000)       145,000
Young Broadcasting Inc., Cl. A ...................       (10,000)       100,000

                                                      PRINCIPAL
                                                       AMOUNT
                                                     -----------
CONVERTIBLE CORPORATE BOND
Kaman Corp., Sub. Deb. Cv.,
   6.000%, 3/15/12 ...............................   $  (605,000)            --

                                                                   OWNERSHIP AT
                                                      NUMBER OF    DECEMBER 31,
                                                      CONTRACTS        2007
                                                     -----------   ------------

CALL OPTIONS WRITTEN
MasterCard Inc. 01/19/08 210.00 ..................           (10)           (10)

----------
(a)   2 for 1 stock split

(b) Bonus Issue - 1 Coca-Cola Hellenic Bottling Co. share for every 2 shares held

(c) Spin-off - 3.00 AUD plus 1 share of Crown Ltd. for every 1 share of Publishing and Broadcasting Ltd. held

(d)   3 for 1 stock split

(e) Spin-off - 0.01 share of Lighthouse Caledonia ASA for every 1 share of Marine Harvest

(f)   3 for 2 stock split

(g) Merger - 1 new share of Reckitt Benckiser Group plc (B24CGK7) for every 1 Reckitt Benckiser plc share held (0727871)

(h) Spin-off - 40.4 new Rolls-Royce Group redeemable "B" shares for every 1 Rolls-Royce Group share held

(i)   Spin-off - 1 Zep Inc. share for every 2 Acuity Brands Inc. held

(j)   Tender Offer - $101.00 for every 1 share

(k)   Cash Merger for $71.50 for every 1 share

(l) Cash Merger - For each share held, holders will receive $1,350 in cash plus 0.031543 of a share of Commscope Inc.

(m)   Cash Merger - $48.00 for every 1 share

(n)   Tender Offer - $77.00 for every 1 share

(o)   Cash Merger - $60.00 for every 1 share

(p)   Cash Merger - 35.25 for every 1 share

(q)   Cash Merger - $65.00 for every 1 share

(r)   Cash Merger - $175.00 for every 1 share

(s)   Tender Offer - $2.50 for every 1 share

(t)   Cash Merger - $27.00 for every 1 share

(u)   Cash Merger - $34.00 for every 1 share

(v)   Cash Merger - $69.25 for every 1 share

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007
                                                                     MARKET
   SHARES                                             COST           VALUE
------------                                     --------------  --------------
               COMMON STOCKS -- 93.6%
               FOOD AND BEVERAGE -- 12.4%
      85,000   Ajinomoto Co. Inc. .............  $      998,444  $      967,059
      40,000   Anheuser-Busch
                 Companies Inc. ...............       1,816,269       2,093,600
      36,000   ARIAKE JAPAN Co. Ltd. ..........         857,851         646,108
      24,000   Brown-Forman Corp., Cl. A ......       1,586,639       1,796,160
     110,000   Cadbury Schweppes plc ..........       1,136,502       1,359,782
     180,000   Cadbury Schweppes plc, ADR .....       7,782,937       8,886,600
      80,000   Campbell Soup Co. ..............       2,204,647       2,858,400
      32,000   Cermaq ASA .....................         497,341         444,948
      40,000   China Mengniu Dairy Co. Ltd. ...         127,345         146,716
      20,000   Coca-Cola Enterprises Inc. .....         376,515         520,600
      57,000   Coca-Cola Hellenic
                 Bottling Co. SA ..............         492,259       2,466,775
      90,000   Constellation Brands Inc.,
                 Cl. A+ .......................       2,243,421       2,127,600
      55,000   Corn Products International
                 Inc. .........................         753,028       2,021,250
     300,000   Davide Campari-Milano SpA ......       3,133,137       2,872,933
      40,000   Dean Foods Co. .................       1,060,052       1,034,400
      60,000   Del Monte Foods Co. ............         564,374         567,600
      80,000   Diageo plc .....................       1,174,064       1,719,882
     224,000   Diageo plc, ADR ................       9,660,541      19,225,920
      90,000   Flowers Foods Inc. .............         658,030       2,106,900
      99,000   Fomento Economico
                 Mexicano SAB de CV, ADR ......       1,356,892       3,778,830
     180,000   General Mills Inc. .............       8,693,258      10,260,000
     368,000   Groupe Danone ..................      18,296,500      33,035,367
   1,000,000   Grupo Bimbo SAB de CV,
                 Cl. A ........................       2,705,279       5,960,987
     100,000   H.J. Heinz Co. .................       3,532,093       4,668,000
      20,000   Hain Celestial Group Inc.+ .....         267,663         640,000
      10,000   Heineken NV ....................         471,537         646,520
     200,000   ITO EN Ltd. ....................       4,714,194       3,804,324
      60,000   ITO EN Ltd., Preference ........       1,329,645         857,718
      90,000   Kellogg Co. ....................       3,240,772       4,718,700
      75,000   Kerry Group plc, Cl. A .........         860,877       2,405,804
     200,000   Kraft Foods Inc., Cl. A ........       6,312,501       6,526,000
       8,075   Lighthouse Caledonia ASA+ ......           8,498           7,674
      12,100   LVMH Moet Hennessy
                 Louis Vuitton SA .............         419,053       1,462,678
     950,000   Marine Harvest+ ................         841,255         610,606
      10,000   Meiji Seika Kaisha Ltd. ........          50,608          42,519
      70,000   Morinaga Milk
                 Industry Co. Ltd. ............         299,202         204,896
       5,000   Nestle SA ......................       1,622,846       2,296,515
     300,000   Nissin Food Products Co. Ltd. ..      10,746,621       9,694,311
     535,000   PepsiAmericas Inc. .............       9,948,636      17,826,200
     315,000   PepsiCo Inc. ...................      15,971,774      23,908,500
      21,100   Pernod-Ricard SA ...............       4,348,745       4,877,275
      68,200   Ralcorp Holdings Inc.+ .........       1,308,415       4,145,878
      26,000   Remy Cointreau SA ..............       1,673,518       1,853,912
     300,000   Sara Lee Corp. .................       4,862,162       4,818,000
     100,000   Tesco plc ......................         873,880         950,016
     200,000   The Coca-Cola Co. ..............       8,929,956      12,274,000
      70,000   The Hershey Co. ................       2,941,476       2,758,000
       2,000   The J.M. Smucker Co. ...........          52,993         102,880
     118,820   Tootsie Roll Industries Inc. ...       1,562,913       3,258,045
     170,000   Wm. Wrigley Jr. Co. ............       8,244,515       9,953,500
      42,500   Wm. Wrigley Jr. Co., Cl. B .....       2,191,580       2,507,500
     550,000   YAKULT HONSHA Co. Ltd. .........      15,388,597      12,726,581
                                                 --------------  --------------
                                                    181,191,850     247,444,969
                                                 --------------  --------------
               FINANCIAL SERVICES -- 8.8%
      62,000   ABG Sundal Collier ASA .........         161,674         143,871
       2,800   Allianz SE .....................         552,300         605,670

                                                                     MARKET
   SHARES                                             COST           VALUE
------------                                     --------------  --------------
     575,000   American Express Co. ...........  $   27,278,920  $   29,911,500
      55,000   American International
                 Group Inc. ...................       3,594,346       3,206,500
       8,000   Ameriprise Financial Inc. ......         232,843         440,880
      19,452   Argo Group International
                 Holdings Ltd.+ ...............         752,879         819,513
      80,000   Aviva plc ......................         979,664       1,071,741
     158,600   AXA Asia Pacific
                 Holdings Ltd. ................         948,512       1,027,727
      90,000   Banco Santander SA, ADR ........         322,130       1,938,600
         143   Berkshire Hathaway Inc.,
                 Cl. A+ .......................         422,488      20,248,800
       7,500   Calamos Asset Management
                 Inc., Cl. A ..................         135,000         223,350
     310,000   Citigroup Inc. .................      15,214,989       9,126,400
     155,000   Commerzbank AG, ADR ............       3,145,338       5,967,500
     148,000   Deutsche Bank AG ...............      12,989,137      19,152,680
      12,000   Fortress Investment Group
                 LLC, Cl. A ...................         209,000         186,960
      20,000   H&R Block Inc. .................         329,930         371,400
      20,000   Interactive Brokers Group Inc.,
                 Cl. A+ .......................         577,120         646,400
     180,000   Janus Capital Group Inc. .......       3,245,221       5,913,000
      52,000   JPMorgan Chase & Co. ...........       1,327,407       2,269,800
      50,000   Legg Mason Inc. ................       4,518,064       3,657,500
     133,000   Leucadia National Corp. ........       1,662,878       6,264,300
     265,000   Marsh & McLennan
                 Companies Inc. ...............       8,158,378       7,014,550
      65,000   Moody's Corp. ..................       3,285,357       2,320,500
       2,000   Och-Ziff Capital
                 Management Group LLC,
                 Cl. A+ .......................          50,280          52,560
       2,500   Prudential Financial Inc. ......          68,750         232,600
      25,000   Schroders plc ..................         685,677         647,942
      55,000   Standard Chartered plc .........       1,194,311       2,018,871
      80,000   State Street Corp. .............       4,001,480       6,496,000
      20,000   SunTrust Banks Inc. ............         419,333       1,249,800
     150,000   T. Rowe Price Group Inc. .......       4,610,820       9,132,000
       5,000   The Allstate Corp. .............         209,064         261,150
     146,038   The Bank of New York
                 Mellon Corp. .................       5,010,363       7,120,813
      18,000   The Bear Stearns
                 Companies Inc. ...............       1,733,676       1,588,500
       5,000   The Blackstone Group LP ........         111,313         110,650
      44,500   The Charles Schwab Corp. .......         650,256       1,136,975
      18,000   The Dun & Bradstreet Corp. .....         395,898       1,595,340
     188,000   The Midland Co. ................       1,382,000      12,161,720
     135,000   The Phoenix Companies Inc. .....       1,924,073       1,602,450
       3,000   The Travelers Companies Inc. ...         113,277         161,400
      25,000   UBS AG .........................       1,221,606       1,157,090
     150,000   UniCredito Italiano SpA ........       1,168,460       1,245,669
     100,000   Waddell & Reed
                 Financial Inc., Cl. A ........       2,058,579       3,609,000
      50,000   Westpac Banking Corp. ..........         831,415       1,225,755
                                                 --------------  --------------
                                                    117,884,206     175,335,427
                                                 --------------  --------------
               ENERGY AND UTILITIES -- 7.4%
       5,000   AGL Resources Inc. .............          88,898         188,200
      68,000   Allegheny Energy Inc. ..........       1,081,525       4,325,480
      70,000   Apache Corp. ...................       2,728,670       7,527,800
     800,000   Aquila Inc.+ ...................       3,203,330       2,984,000
      90,000   BP plc .........................       1,111,926       1,101,799
     247,000   BP plc, ADR ....................      15,155,797      18,072,990
     105,000   CH Energy Group Inc. ...........       4,342,243       4,676,700
     770,000   China Petroleum &
                 Chemical Corp., Cl. H ........         798,444       1,163,285

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2007

   SHARES/                                                           MARKET
    UNITS                                             COST           VALUE
------------                                     --------------  --------------
               COMMON STOCKS (CONTINUED)
               ENERGY AND UTILITIES (CONTINUED)
      70,000   CMS Energy Corp. ...............  $      448,516  $    1,216,600
     315,000   ConocoPhillips .................      19,291,860      27,814,500
       8,000   Constellation Energy Group
                 Inc. .........................         449,608         820,240
      60,000   DPL Inc. .......................       1,411,620       1,779,000
      14,000   DTE Energy Co. .................         619,460         615,440
     230,000   Duke Energy Corp. ..............       4,162,775       4,639,100
     270,000   El Paso Corp. ..................       3,253,601       4,654,800
     280,000   El Paso Electric Co.+ ..........       4,523,624       7,159,600
      50,000   Energy East Corp. ..............       1,065,733       1,360,500
      80,000   Exxon Mobil Corp. ..............       2,750,108       7,495,200
      24,600   FPL Group Inc. .................         927,050       1,667,388
     210,000   Halliburton Co. ................       3,809,429       7,961,100
      32,000   Imperial Oil Ltd. ..............       1,248,749       1,770,951
      20,000   Marathon Oil Corp. .............         242,414       1,217,200
      10,000   Mirant Corp.+ ..................         192,014         389,800
     140,000   Mirant Corp., Escrow+ (a) ......               0               0
       2,000   Niko Resources Ltd., New York ..         110,842         173,058
       1,000   Niko Resources Ltd., Toronto ...          55,421          90,430
      10,000   NiSource Inc. ..................         215,500         188,900
     240,000   Northeast Utilities ............       4,631,542       7,514,400
      19,000   Oceaneering International
                 Inc.+ ........................         512,207       1,279,650
       1,300   PetroChina Co. Ltd., ADR .......          94,298         228,111
      27,000   Petroleo Brasileiro SA, ADR ....         949,398       3,111,480
     100,000   Progress Energy Inc., CVO+
                 (a) ..........................          52,000          33,000
     205,000   Rowan Companies Inc. ...........       7,715,498       8,089,300
      65,000   Saipem SpA .....................       1,284,362       2,606,766
       5,000   SJW Corp. ......................          68,704         173,350
      20,000   Southwest Gas Corp. ............         451,132         595,400
     120,000   Spectra Energy Corp. ...........       3,113,666       3,098,400
      60,000   The AES Corp.+ .................         342,618       1,283,400
      24,128   Total SA .......................       1,468,664       2,004,758
     270,000   Westar Energy Inc. .............       4,552,840       7,003,800
                                                 --------------  --------------
                                                     98,526,086     148,075,876
                                                 --------------  --------------
               DIVERSIFIED INDUSTRIAL -- 6.3%
       9,000   Acuity Brands Inc. .............         229,522         405,000
     163,000   Ampco-Pittsburgh Corp. .........       2,139,891       6,215,190
     155,000   Baldor Electric Co. ............       5,270,000       5,217,300
      24,000   Bayer AG .......................       1,009,688       2,194,131
      25,000   Bouygues SA ....................       1,244,323       2,083,425
     245,000   Cooper Industries Ltd., Cl. A ..       6,743,377      12,955,600
     260,000   Crane Co. ......................       5,942,015      11,154,000
      77,500   CRH plc ........................       1,027,655       2,702,421
     300,000   Enodis plc .....................       1,055,127         955,490
     150,000   General Electric Co. ...........       5,455,245       5,560,500
     210,000   Greif Inc., Cl. A ..............       2,495,862      13,727,700
      18,000   Greif Inc., Cl. B ..............         559,808       1,101,420
     450,000   Honeywell International Inc. ...      15,285,048      27,706,500
     253,000   ITT Corp. ......................       6,660,852      16,708,120
     100,000   Park-Ohio Holdings Corp.+ ......       1,062,045       2,510,000
       1,000   Pentair Inc. ...................          31,908          34,810
       2,000   Sulzer AG ......................         425,026       2,941,306
      30,000   Technip SA .....................       2,101,417       2,390,456
      75,000   Trinity Industries Inc. ........         945,000       2,082,000
     200,000   Tyco International Ltd. ........       9,828,342       7,930,000
                                                 --------------  --------------
                                                     69,512,151     126,575,369
                                                 --------------  --------------
               TELECOMMUNICATIONS -- 6.0%
      85,000   BCE Inc. .......................       3,175,379       3,377,900
       1,000   Bell Aliant Regional
                 Communications
                 Income Fund ..................          28,950          29,819
      16,000   Bell Aliant Regional
                 Communications
                 Income Fund (a)(b) ...........         510,683         470,880

                                                                     MARKET
   SHARES                                             COST           VALUE
------------                                     --------------  --------------
      30,000   Brasil Telecom
                 Participacoes SA, ADR ........  $    1,743,257  $    2,237,400
   1,700,000   BT Group plc ...................       7,029,679       9,229,933
   4,440,836   Cable & Wireless
                 Jamaica Ltd.+ (c) ............         101,639          41,862
     900,000   Cincinnati Bell Inc.+ ..........       6,181,154       4,275,000
      90,000   Citizens Communications Co. ....       1,320,038       1,145,700
     110,000   Compania de
                 Telecomunicaciones de
                 Chile SA, ADR ................       1,634,847         820,600
     168,000   Deutsche Telekom AG, ADR .......       2,793,519       3,640,560
       5,000   France Telecom SA, ADR .........         146,305         178,150
     100,000   Koninklijke KPN NV .............         232,728       1,818,793
      15,000   Orascom Telecom
                 Holding SAE ..................       1,052,562       1,242,149
     540,000   Qwest Communications
                 International Inc.+ ..........       1,920,386       3,785,400
     550,000   Sprint Nextel Corp. ............      15,436,707       7,221,500
     186,554   Tele Norte Leste Participacoes
                 SA, ADR ......................       2,477,755       3,596,761
      60,000   Tele2 AB, Cl. B ................       1,005,048       1,202,191
      48,000   Telecom Argentina SA, ADR+ .....         369,540       1,068,000
   1,450,000   Telecom Italia SpA .............       5,931,589       4,504,949
     228,000   Telefonica SA, ADR .............      11,421,179      22,250,520
      60,000   Telefonos de Mexico SAB de
                 CV, Cl. L, ADR ...............         456,800       2,210,400
     254,000   Telephone & Data Systems Inc. ..      11,795,137      15,900,400
     355,000   Telephone & Data Systems Inc.,
                 Special ......................      15,604,660      20,448,000
      15,000   TELUS Corp. ....................         280,203         751,406
     180,000   Verizon Communications Inc. ....       6,606,128       7,864,200
       5,169   Windstream Corp. ...............          19,996          67,300
                                                 --------------  --------------
                                                     99,275,868     119,379,773
                                                 --------------  --------------
               CONSUMER PRODUCTS -- 5.0%
      20,000   Altadis SA .....................       1,319,142       1,453,573
      84,000   Avon Products Inc. .............       2,420,145       3,320,520
      42,000   Christian Dior SA ..............       3,082,702       5,520,418
      15,000   Church & Dwight Co. Inc. .......          99,536         811,050
      30,000   Clorox Co. .....................       1,664,986       1,955,100
      69,000   Compagnie Financiere
                 Richemont SA, Cl. A ..........       2,879,288       4,735,503
     112,000   Energizer Holdings Inc.+ .......       4,856,276      12,558,560
      60,000   Fortune Brands Inc. ............       4,147,453       4,341,600
       2,000   Givaudan SA ....................         550,742       1,927,306
      60,000   Hanesbrands Inc.+ ..............       1,376,148       1,630,200
      32,000   Harley-Davidson Inc. ...........       1,486,605       1,494,720
         175   Japan Tobacco Inc. .............       1,011,474       1,046,413
       2,000   Jarden Corp.+ ..................          65,069          47,220
      35,000   Lenox Group Inc.+ ..............         276,594          92,400
      15,000   Matsushita Electric
                 Industrial Co. Ltd., ADR .....         178,325         306,600
      15,000   Mattel Inc. ....................         270,000         285,600
      21,000   National Presto Industries
                 Inc. .........................         711,533       1,105,860
       2,000   Nintendo Co. Ltd. ..............         620,613       1,197,691
      10,000   Oil-Dri Corp. of America .......         171,255         219,400
     112,000   Pactiv Corp.+ ..................       1,176,060       2,982,560
     300,000   Procter & Gamble Co. ...........      15,983,165      22,026,000
      60,000   Reckitt Benckiser Group plc ....       1,849,650       3,480,372
      30,000   Svenska Cellulosa
                 Aktiebolaget, Cl. B ..........         423,932         531,470
   1,000,000   Swedish Match AB ...............      11,131,012      23,904,567
      37,500   The Swatch Group AG ............       2,105,126       2,214,260
                                                 --------------  --------------
                                                     59,856,831      99,188,963
                                                 --------------  --------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2007

                                                                     MARKET
   SHARES                                               COST         VALUE
------------                                        -----------   -------------
               COMMON STOCKS (CONTINUED)
               CABLE AND SATELLITE -- 4.7%
   1,550,000   Cablevision Systems Corp.,
                  Cl. A+ ........................   $33,168,055   $  37,975,000
      65,000   Comcast Corp., Cl. A+ ............     1,351,448       1,186,900
     127,500   Comcast Corp., Cl. A, Special+ ...       756,584       2,310,300
     133,700   EchoStar Communications
                  Corp., Cl. A+ .................     4,674,679       5,043,164
     156,770   Liberty Global Inc., Cl. A+ ......     2,194,421       6,143,816
     139,001   Liberty Global Inc., Cl. C+ ......     2,941,276       5,086,047
     500,690   Rogers Communications Inc.,
                  Cl. B, New York ...............     4,303,427      22,656,223
      19,310   Rogers Communications Inc.,
                  Cl. B, Toronto ................       137,424         880,244
     160,000   Shaw Communications Inc.,
                  Cl. B, New York ...............       329,198       3,788,800
      40,000   Shaw Communications Inc.,
                  Cl. B, Toronto ................        52,983         958,103
     300,000   The DIRECTV Group Inc.+ ..........     7,432,828       6,936,000
                                                    -----------   -------------
                                                     57,342,323      92,964,597
                                                    -----------   -------------
               ENTERTAINMENT -- 4.3%
     100,000   Aruze Corp. ......................     3,267,519       3,795,372
      32,000   Canal+ Groupe ....................        34,011         385,514
       2,002   Chestnut Hill Ventures+ (a) ......        54,500          56,356
     269,000   Discovery Holding Co., Cl. A+ ....     4,351,029       6,762,660
       3,000   DreamWorks Animation
                  SKG Inc., Cl. A+ ..............        68,959          76,620
      79,500   EMI Group plc, ADR ...............       941,481         802,950
     600,603   Gemstar-TV Guide
                  International Inc.+ ...........     2,825,471       2,858,870
     700,000   Grupo Televisa SA, ADR ...........     8,108,414      16,639,000
         125   Live Nation Inc.+ ................         1,296           1,815
      43,000   Pinnacle Entertainment Inc.+ .....     1,292,282       1,013,080
     500,000   Rank Group plc ...................     3,522,717         908,213
      12,000   Regal Entertainment Group,
                  Cl. A .........................       165,788         216,840
      75,000   Six Flags Inc.+ ..................       360,725         152,250
      65,000   The Walt Disney Co. ..............     1,213,881       2,098,200
     810,000   Time Warner Inc. .................    17,932,501      13,373,100
     100,000   Tokyo Broadcasting
                  System Inc. ...................     3,186,796       2,148,324
      20,200   Triple Crown Media Inc.+ .........       217,899          95,546
     370,000   Viacom Inc., Cl. A+ ..............    17,788,126      16,272,600
     383,900   Vivendi ..........................    11,406,999      17,613,027
                                                    -----------   -------------
                                                     76,740,394      85,270,337
                                                    -----------   -------------
               HEALTH CARE -- 4.0%
       8,000   Abbott Laboratories ..............       313,458         449,200
     130,000   Advanced Medical Optics Inc.+ ....     4,241,837       3,188,900
      14,046   Allergan Inc. ....................       655,380         902,315
       7,000   Alpharma Inc., Cl. A+ ............       182,379         141,050
      52,000   Amgen Inc.+ ......................     3,039,863       2,414,880
      19,146   AstraZeneca plc ..................       949,527         820,560
      35,000   Biogen Idec Inc.+ ................       806,669       1,992,200
     160,000   Boston Scientific Corp.+ .........     2,248,654       1,860,800
     135,000   Bristol-Myers Squibb Co. .........     3,485,673       3,580,200
      12,000   Cochlear Ltd. ....................       530,192         789,190
      20,000   Covidien Ltd. ....................       876,365         885,800
      45,036   GlaxoSmithKline plc ..............     1,292,245       1,146,609
       4,000   GlaxoSmithKline plc, ADR .........       216,096         201,560
       5,000   Greatbatch Inc.+ .................        94,920          99,950
      30,000   Henry Schein Inc.+ ...............       764,324       1,842,000
      18,000   Hospira Inc.+ ....................       635,417         767,520
      40,000   Invitrogen Corp.+ ................     2,065,234       3,736,400
      40,000   Johnson & Johnson ................     2,574,978       2,668,000

                                                                     MARKET
   SHARES                                               COST         VALUE
------------                                        -----------   -------------
      95,000   Merck & Co. Inc. .................   $ 3,625,481   $   5,520,450
       2,000   Nobel Biocare Holding AG .........       286,712         535,265
      39,000   Novartis AG ......................     2,076,654       2,139,204
     102,000   Novartis AG, ADR .................     4,514,518       5,539,620
     430,000   Pfizer Inc. ......................    11,887,587       9,773,900
      16,400   Roche Holding AG .................     2,587,332       2,833,405
      10,000   Sanofi-Aventis ...................       896,390         920,801
     100,000   Schering-Plough Corp. ............     1,917,839       2,664,000
      80,000   Smith & Nephew plc ...............       752,722         923,640
      50,000   SSL International plc ............       439,178         532,487
       5,250   Straumann Holding AG .............     1,087,318       1,447,964
      12,500   Synthes Inc. .....................     1,494,687       1,552,356
      19,000   Takeda Pharmaceutical Co. Ltd. ...       909,016       1,117,397
      90,000   UnitedHealth Group Inc. ..........     4,714,036       5,238,000
      82,000   William Demant Holding A/S+ ......     3,730,842       7,605,023
     100,000   Wyeth ............................     4,105,470       4,419,000
       3,500   Zimmer Holdings Inc.+ ............       217,154         231,525
                                                    -----------   -------------
                                                     70,216,147      80,481,171
                                                    -----------   -------------
               PUBLISHING -- 4.0%
       4,000   Idearc Inc. ......................       127,171          70,240
   1,967,000   Il Sole 24 Ore+ ..................    16,579,082      16,378,006
     348,266   Independent News & Media plc .....       663,968       1,206,255
       9,000   McClatchy Co., Cl. A .............       139,243         112,680
     320,000   Media General Inc., Cl. A ........    19,151,873       6,800,000
     122,000   Meredith Corp. ...................     5,066,964       6,707,560
   1,540,000   News Corp., Cl. A ................    20,271,595      31,554,600
      20,000   News Corp., Cl. B ................       186,274         425,000
      63,666   PRIMEDIA Inc. ....................     1,665,443         541,161
     261,319   SCMP Group Ltd. ..................       191,790          91,157
      66,585   Seat Pagine Gialle SpA ...........       177,139          26,333
     160,000   The E.W. Scripps Co., Cl. A ......     5,529,357       7,201,600
     182,000   The McGraw-Hill
                  Companies Inc. ................     7,122,447       7,973,420
      55,000   The New York Times Co.,
                  Cl. A .........................     2,056,884         964,150
                                                    -----------   -------------
                                                     78,929,230      80,052,162
                                                    -----------   -------------
               EQUIPMENT AND SUPPLIES -- 3.5%
     265,000   AMETEK Inc. ......................     4,455,847      12,412,600
       4,000   Amphenol Corp., Cl. A ............        14,775         185,480
      50,000   Assa Abloy AB, Cl. B .............       948,665       1,003,760
      94,000   CIRCOR International Inc. ........       974,241       4,357,840
     194,900   Donaldson Co. Inc. ...............     2,987,955       9,039,462
      50,000   Fedders Corp.+ ...................        71,252             100
     108,000   Flowserve Corp. ..................     2,038,980      10,389,600
      23,000   Franklin Electric Co. Inc. .......       250,434         880,210
      90,000   Gerber Scientific Inc.+ ..........       988,544         972,000
      75,000   GrafTech International Ltd.+ .....       785,966       1,331,250
     315,000   IDEX Corp. .......................     7,537,793      11,380,950
      40,000   Ingersoll-Rand Co. Ltd., Cl. A ...       855,378       1,858,800
     102,000   Lufkin Industries Inc. ...........       990,973       5,843,580
      11,000   Mueller Industries Inc. ..........       485,034         318,890
       2,000   Sealed Air Corp. .................        17,404          46,280
      70,000   Tenaris SA, ADR ..................     3,280,656       3,131,100
       4,000   The Manitowoc Co. Inc. ...........        25,450         195,320
     100,000   The Weir Group plc ...............       420,789       1,611,394
     190,000   Watts Water Technologies Inc.,
                  Cl. A .........................     2,957,983       5,662,000
                                                    -----------   -------------
                                                     30,088,119      70,620,616
                                                    -----------   -------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.2%
       2,000   BERU AG ..........................       210,290         219,600
      86,000   BorgWarner Inc. ..................     1,126,424       4,163,260
     182,000   CLARCOR Inc. .....................     1,488,463       6,910,540
      82,500   Earl Scheib Inc.+ ................       644,854         288,750

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2007
                                                                     MARKET
   SHARES                                               COST         VALUE
------------                                        -----------   -------------
               COMMON STOCKS (CONTINUED)
               AUTOMOTIVE: PARTS AND ACCESSORIES (CONTINUED)
     340,000   Genuine Parts Co. ................   $12,607,736   $  15,742,000
     205,000   Johnson Controls Inc. ............     4,204,912       7,388,200
     130,000   Midas Inc.+ ......................     1,805,604       1,905,800
     317,500   Modine Manufacturing Co. .........     8,027,340       5,241,925
     160,000   Proliance International Inc.+ ....     1,186,898         288,000
     175,000   Standard Motor Products Inc. .....     1,873,526       1,428,000
      35,000   Superior Industries
                  International Inc. ............       822,800         635,950
                                                    -----------   -------------
                                                     33,998,847      44,212,025
                                                    -----------   -------------
               MACHINERY -- 2.1%
      20,000   Caterpillar Inc. .................       136,559       1,451,200
     425,000   Deere & Co. ......................    12,378,317      39,576,000
       8,000   SMC Corp. ........................     1,033,311         953,856
                                                    -----------   -------------
                                                     13,548,187      41,981,056
                                                    -----------   -------------
               HOTELS AND GAMING -- 2.0%
       1,200   Accor SA .........................       103,072          95,969
     100,000   Crown Ltd.+ ......................     1,315,021       1,180,975
     190,000   Gaylord Entertainment Co.+ .......     5,061,983       7,689,300
      70,000   Harrah's Entertainment Inc. ......     5,476,681       6,212,500
      20,000   Home Inns & Hotels
                  Management Inc., ADR+ .........       583,434         712,800
      46,160   InterContinental Hotels
                  Group plc .....................     1,184,541         812,275
   1,247,116   Ladbrokes plc ....................    13,435,929       8,024,727
       6,000   Las Vegas Sands Corp.+ ...........       221,279         618,300
   3,761,000   Mandarin Oriental
                  International Ltd. ............     7,080,930       8,875,960
      30,000   MGM Mirage+ ......................     2,101,995       2,520,600
      16,000   Orient-Express Hotels Ltd.,
                  Cl. A .........................       715,224         920,320
      34,000   Starwood Hotels & Resorts
                  Worldwide Inc. ................       520,597       1,497,020
                                                    -----------   -------------
                                                     37,800,686      39,160,746
                                                    -----------   -------------
               BROADCASTING -- 2.0%
      95,000   British Sky Broadcasting
                  Group plc .....................     1,094,350       1,170,575
     433,000   CBS Corp., Cl. A .................    13,810,173      11,582,750
      10,143   Citadel Broadcasting Corp. .......        25,305          20,895
     300,000   Clear Channel
                  Communications Inc. ...........    10,866,062      10,356,000
       2,000   Cogeco Inc. ......................        39,014          80,045
      12,667   Corus Entertainment Inc.,
                  Cl. B, New York ...............        46,981         621,823
       3,333   Corus Entertainment Inc.,
                  Cl. B, Toronto ................        12,406         163,180
     120,000   Gray Television Inc. .............     1,060,168         962,400
      27,000   Gray Television Inc., Cl. A ......       317,211         229,500
      77,000   Liberty Media Corp. - Capital,
                  Cl. A+ ........................     6,188,638       8,969,730
      85,000   Lin TV Corp., Cl. A+ .............     1,185,597       1,034,450
     120,000   Mediaset SpA .....................     1,288,354       1,211,457
      29,000   Modern Times Group MTG
                  AB, Cl. B .....................     1,754,858       2,041,558
     100,000   Television Broadcasts Ltd. .......       396,239         600,841
     100,000   Young Broadcasting Inc.,
                  Cl. A+ ........................       758,541         105,000
                                                    -----------   -------------
                                                     38,843,897      39,150,204
                                                    -----------   -------------
               AVIATION: PARTS AND SERVICES -- 1.7%
     350,000   Curtiss-Wright Corp. .............     4,965,900      17,570,000
     200,000   GenCorp Inc.+ ....................     2,572,011       2,332,000

                                                                     MARKET
   SHARES                                                COST        VALUE
------------                                        -----------   -------------
      96,500   Precision Castparts Corp. ........   $ 4,962,391   $  13,384,550
     160,000   The Fairchild Corp., Cl. A+ ......       543,870         416,000
                                                    -----------   -------------
                                                     13,044,172      33,702,550
                                                    -----------   -------------
               SPECIALTY CHEMICALS -- 1.5%
      41,000   Ashland Inc. .....................     2,587,129       1,944,630
       5,400   Ciba Specialty Chemicals AG,
                  ADR ...........................         4,285         123,930
      25,000   E.I. du Pont de
                  Nemours and Co. ...............     1,023,604       1,102,250
     350,000   Ferro Corp. ......................     7,353,490       7,255,500
       4,000   FMC Corp. ........................       136,430         218,200
      45,000   H.B. Fuller Co. ..................       620,163       1,010,250
     175,000   Hercules Inc. ....................     2,087,983       3,386,250
      70,000   International Flavors &
                  Fragrances Inc. ...............     3,296,486       3,369,100
     230,000   Omnova Solutions Inc.+ ...........     1,861,571       1,014,300
     275,000   Sensient Technologies Corp. ......     5,034,936       7,777,000
      15,000   Syngenta AG, ADR .................       189,981         759,900
     165,000   Tokai Carbon Co. Ltd. ............       677,815       1,484,358
       4,032   Tronox Inc., Cl. B ...............        44,467          34,877
     100,000   Zep Inc.+ ........................     1,293,508       1,387,000
                                                    -----------   -------------
                                                     26,211,848      30,867,545
                                                    -----------   -------------
               CONSUMER SERVICES -- 1.5%
     200,000   IAC/InterActiveCorp+ .............     5,436,750       5,384,000
     210,000   Liberty Media Corp. -
                  Interactive, Cl. A+ ...........     4,593,199       4,006,800
   1,110,000   Rollins Inc. .....................    11,375,362      21,312,000
                                                    -----------   -------------
                                                     21,405,311      30,702,800
                                                    -----------   -------------
               AEROSPACE -- 1.5%
     105,000   Boeing Co. .......................     6,475,976       9,183,300
      25,899   Kaman Corp. ......................       586,549         953,342
      10,000   Lockheed Martin Corp. ............       585,900       1,052,600
      80,000   Northrop Grumman Corp. ...........     4,444,416       6,291,200
   1,200,000   Rolls-Royce Group plc+ ...........     9,166,092      13,042,437
  48,480,000   Rolls-Royce Group plc, Cl. B .....        99,080         106,155
                                                    -----------   -------------
                                                     21,358,013      30,629,034
                                                    -----------   -------------
               BUSINESS SERVICES -- 1.5%
       7,050   ACCO Brands Corp.+ ...............       126,069         113,082
      14,000   Avis Budget Group Inc.+ ..........       265,087         182,000
      30,500   Canon Inc. .......................     1,330,244       1,419,684
      30,000   ChoicePoint Inc.+ ................     1,172,411       1,092,600
     101,300   Clear Channel Outdoor
                  Holdings Inc., Cl. A+ .........     2,060,686       2,801,958
     186,554   Contax Participacoes SA, ADR .....        76,632         242,520
     200,000   G4S plc ..........................             0         974,401
      40,000   Interpublic Group of
                  Companies Inc.+ ...............       398,247         324,400
      57,000   Jardine Matheson
                  Holdings Ltd. .................     1,401,441       1,578,900
      94,000   Landauer Inc. ....................     2,511,653       4,873,900
      62,500   MasterCard Inc., Cl. A ...........     2,521,875      13,450,000
      72,500   Nashua Corp.+ ....................       656,628         842,450
      25,000   Secom Co. Ltd. ...................     1,095,891       1,367,319
                                                    -----------   -------------
                                                     13,616,864      29,263,214
                                                    -----------   -------------
               AGRICULTURE -- 1.4%
     490,000   Archer-Daniels-Midland Co. .......    10,962,208      22,750,700
      30,000   Monsanto Co. .....................     1,342,682       3,350,700
      21,000   The Mosaic Co.+ ..................       365,902       1,981,140
                                                    -----------   -------------
                                                     12,670,792      28,082,540
                                                    -----------   -------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2007

                                                                     MARKET
   SHARES                                             COST           VALUE
------------                                      ------------   --------------
               COMMON STOCKS (CONTINUED)
               COMMUNICATIONS EQUIPMENT -- 1.4%
           1   CommScope Inc.+ ................   $         21   $           21
     480,000   Corning Inc. ...................      4,124,295       11,515,200
      90,000   Motorola Inc. ..................      1,024,871        1,443,600
     180,000   Nortel Networks Corp.+ .........      4,620,539        2,716,200
     235,000   Thomas & Betts Corp.+ ..........      7,911,594       11,524,400
                                                  ------------   --------------
                                                    17,681,320       27,199,421
                                                  ------------   --------------
               METALS AND MINING -- 1.2%
      22,000   Alcoa Inc. .....................        811,737          804,100
      30,030   Anglo American plc .............      1,187,718        1,841,157
      89,148   Barrick Gold Corp. .............      2,610,253        3,748,673
     280,000   Consolidated Minerals Ltd. (c)..        498,024        1,229,267
      52,500   Harmony Gold
                  Mining Co. Ltd.+ ............        256,625          541,258
      35,000   Harmony Gold
                  Mining Co. Ltd., ADR+ .......        460,008          360,850
      75,000   Ivanhoe Mines Ltd.+ ............        560,208          804,750
      52,000   New Hope Corp. Ltd. ............         70,252          105,015
     155,000   Newmont Mining Corp. ...........      4,747,145        7,568,650
      23,000   Rio Tinto plc ..................      1,324,709        2,434,330
      69,666   Xstrata plc ....................      1,525,449        4,923,048
                                                  ------------   --------------
                                                    14,052,128       24,361,098
                                                  ------------   --------------
               WIRELESS COMMUNICATIONS -- 1.2%
      96,000   America Movil SAB de CV,
                  Cl. L, ADR ..................      1,344,667        5,893,440
      65,000   China Mobile Ltd. ..............        796,681        1,149,550
      14,000   Clearwire Corp., Cl. A+ ........        250,896          191,940
       2,000   NTT DoCoMo Inc. ................      4,368,481        3,329,902
       3,340   Tele Norte Celular
                  Participacoes SA, ADR+ ......         51,601           48,430
       8,350   Telemig Celular
                  Participacoes SA, ADR .......        241,320          468,853
      32,165   Tim Participacoes SA, ADR ......        390,212        1,124,167
     100,000   United States Cellular Corp.+ ..      4,333,517        8,410,000
         270   Vivo Participacoes SA+ .........            941            2,055
     174,122   Vivo Participacoes SA, ADR .....      2,370,462          952,447
       5,845   Vivo Participacoes SA,
                  Preference ..................         89,788           30,900
      50,000   Vodafone Group plc, ADR ........      1,359,194        1,866,000
                                                  ------------   --------------
                                                    15,597,760       23,467,684
                                                  ------------   --------------
               ELECTRONICS -- 1.1%
       5,000   Advanced Micro Devices Inc.+ ...         52,100           37,500
      12,800   Bel Fuse Inc., Cl. A ...........        432,124          441,472
      13,000   Fanuc Ltd. .....................      1,320,883        1,266,079
       5,000   Hitachi Ltd., ADR ..............        347,376          365,700
     180,000   Intel Corp. ....................      3,637,892        4,798,800
       4,920   Keyence Corp. ..................        941,170        1,214,200
      80,000   LSI Corp.+ .....................        474,386          424,800
      20,000   Molex Inc., Cl. A ..............        519,697          525,400
       7,500   NEC Corp., ADR .................         43,625           33,750
      38,000   Royal Philips Electronics NV ...         52,354        1,624,500
     265,000   Texas Instruments Inc. .........      6,407,535        8,851,000
      62,000   Tyco Electronics Ltd. ..........      2,392,821        2,302,060
                                                  ------------   --------------
                                                    16,621,963       21,885,261
                                                  ------------   --------------
               RETAIL -- 1.1%
     100,000   AutoNation Inc.+ ...............      1,156,202        1,566,000
       4,000   AutoZone Inc.+ .................        351,780          479,640
      40,000   Coldwater Creek Inc.+ ..........        157,162          267,600
      40,000   Costco Wholesale Corp. .........      1,868,913        2,790,400
      70,000   CVS Caremark Corp. .............      2,688,863        2,782,500
      10,108   Denny's Corp.+ .................         14,358           37,905

                                                                     MARKET
   SHARES                                             COST           VALUE
------------                                      ------------   --------------
      21,500   Hennes & Mauritz AB, Cl. B .....   $    919,237   $    1,308,988
      40,000   Macy's Inc. ....................      1,158,410        1,034,800
      27,000   Next plc .......................        730,115          872,840
      50,000   Sally Beauty Holdings Inc.+ ....        416,928          452,500
      20,000   SUPERVALU Inc. .................        595,000          750,400
     115,000   The Great Atlantic &
                  Pacific Tea Co. Inc.+ .......      3,570,394        3,602,950
      15,000   Wal-Mart Stores Inc. ...........        672,473          712,950
      50,000   Walgreen Co. ...................      1,956,458        1,904,000
      10,000   Whole Foods Market Inc. ........        447,694          408,000
      73,000   Woolworths Ltd. ................      1,058,044        2,178,674
                                                  ------------   --------------
                                                    17,762,031       21,150,147
                                                  ------------   --------------
               ENVIRONMENTAL SERVICES -- 1.0%
      97,500   Republic Services Inc. .........        875,761        3,056,625
     500,000   Waste Management Inc. ..........     12,972,509       16,335,000
                                                  ------------   --------------
                                                    13,848,270       19,391,625
                                                  ------------   --------------
               AUTOMOTIVE -- 0.7%
     100,000   General Motors Corp. ...........      3,447,486        2,489,000
     125,000   Navistar International Corp.+ ..      3,272,936        6,775,000
      96,750   PACCAR Inc. ....................        431,444        5,270,940
                                                  ------------   --------------
                                                     7,151,866       14,534,940
                                                  ------------   --------------
               COMPUTER SOFTWARE AND SERVICES -- 0.6%
       8,000   Alibaba.com Ltd.+ ..............         13,935           28,368
      10,000   Check Point Software
                  Technologies Ltd.+ ..........        169,874          219,600
     100,000   Cognos Inc.+ ...................      5,722,580        5,757,000
      24,100   Square Enix Co. Ltd. ...........        648,849          737,788
      25,256   Telecom Italia Media SpA+ ......         26,868            8,770
     145,000   Yahoo! Inc.+ ...................      4,494,108        3,372,700
       2,000   Yahoo! Japan Corp. .............        754,815          895,135
                                                  ------------   --------------
                                                    11,831,029       11,019,361
                                                  ------------   --------------
               REAL ESTATE -- 0.5%
      70,000   Cheung Kong (Holdings) Ltd. ....        815,521        1,294,534
      55,500   Griffin Land & Nurseries Inc....        529,368        2,025,750
     140,000   Guangzhou R&F Properties
                  Co. Ltd., Cl. H .............        646,007          499,141
     145,000   The St. Joe Co. ................      8,275,384        5,148,950
                                                  ------------   --------------
                                                    10,266,280        8,968,375
                                                  ------------   --------------
               TRANSPORTATION -- 0.4%
     100,000   AMR Corp.+ .....................      1,924,248        1,403,000
     165,000   GATX Corp. .....................      4,548,661        6,052,200
      15,000   Grupo TMM SA, Cl. A, ADR+ ......         80,459           33,750
      70,000   Toll Holdings Ltd. .............        747,841          703,755
                                                  ------------   --------------
                                                     7,301,209        8,192,705
                                                  ------------   --------------
               CLOSED-END FUNDS -- 0.4%
      31,500   Royce Value Trust Inc. .........        388,297          585,270
     104,000   The Central Europe and
                  Russia Fund Inc. ............      2,391,965        6,034,080
      70,000   The New Germany Fund Inc. ......        754,518        1,223,600
                                                  ------------   --------------
                                                     3,534,780        7,842,950
                                                  ------------   --------------
               MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 0.1%
      70,000   Champion Enterprises Inc.+ .....        659,503          659,400
      50,000   Fleetwood Enterprises Inc.+ ....        535,046          299,000
      31,000   Huttig Building Products
                  Inc.+ .......................         78,168          108,190
       7,000   Martin Marietta
                  Materials Inc. ..............        144,225          928,200
      10,000   Nobility Homes Inc. ............        195,123          182,500
      20,000   Skyline Corp. ..................        794,437          587,000
                                                  ------------   --------------
                                                     2,406,502        2,764,290
                                                  ------------   --------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2007

                                                                     MARKET
   SHARES                                             COST            VALUE
------------                                    --------------   --------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE INVESTMENT TRUSTS -- 0.1%
       2,000   Camden Property Trust ........   $       37,490   $       96,300
       2,187   Prosperity REIT ..............              616              432
      24,984   Rayonier Inc. ................          798,811        1,180,244
                                                --------------   --------------
                                                       836,917        1,276,976
                                                --------------   --------------
               TOTAL COMMON
                  STOCKS ....................    1,310,953,871    1,865,195,807
                                                --------------   --------------
               CONVERTIBLE PREFERRED STOCKS -- 0.1%
               AEROSPACE -- 0.1%
      13,500   Northrop Grumman Corp.,
                  7.000% Cv. Pfd., Ser. B ...        1,573,020        1,966,275
                                                --------------   --------------
               TELECOMMUNICATIONS -- 0.0%
      25,000   Cincinnati Bell Inc.,
                  6.750% Cv. Pfd., Ser. B ...          787,113        1,042,500
                                                --------------   --------------
               TOTAL CONVERTIBLE
                  PREFERRED STOCKS ..........        2,360,133        3,008,775
                                                --------------   --------------
 PRINCIPAL
  AMOUNT
------------
               CONVERTIBLE CORPORATE BONDS -- 0.2%
               RETAIL -- 0.2%
$  3,000,000   The Great Atlantic &
                  Pacific Tea Co. Inc., Cv.,
                  5.125%, 06/15/11 ..........        3,000,000        3,210,000
                                                --------------   --------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
   1,000,000   Standard Motor Products Inc.,
                  Sub. Deb. Cv.,
                  6.750%, 07/15/09 ..........          979,877          957,500
                                                --------------   --------------
               CONSUMER PRODUCTS -- 0.0%
   1,000,000   Pillowtex Corp., Sub. Deb. Cv.,
                  9.000%, 12/15/17 (a) ......                0                0
                                                --------------   --------------
               TOTAL CONVERTIBLE
                  CORPORATE BONDS ...........        3,979,877        4,167,500
                                                --------------   --------------

  SHARES
------------
               WARRANTS -- 0.0%
               ENERGY AND UTILITIES -- 0.0%
      12,183   Mirant Corp., Ser. A,
                  expire 01/03/11+ ..........           36,353          224,411
                                                --------------   --------------
 PRINCIPAL
  AMOUNT
------------
               U.S. GOVERNMENT OBLIGATIONS -- 6.1%
$121,660,000   U.S. Treasury Bills,
                  2.487% to 3.186%++,
                  01/10/08 to 06/05/08 (d) ..      120,667,780      120,636,963
                                                --------------   --------------
TOTAL INVESTMENTS -- 100.0% .................   $1,437,998,014    1,993,233,456
                                                ==============

                                                                     MARKET
                                                                      VALUE

CALL OPTIONS WRITTEN
   (Premiums received $11,985) ...............................   $      (12,000)
                                                                 --------------
FUTURES CONTRACTS
   (Unrealized appreciation) .................................        1,088,286
                                                                 --------------
OTHER ASSETS AND LIABILITIES (NET) ...........................       (4,186,279)

PREFERRED STOCK
   (8,956,900 preferred shares outstanding) ..................     (403,742,500)
                                                                 --------------
NET ASSETS -- COMMON STOCK
   (172,104,290 common shares outstanding) ...................   $1,586,380,963
                                                                 ==============
NET ASSET VALUE PER COMMON SHARE
   ($1,586,380,963 / 172,104,290 shares outstanding) .........   $         9.22
                                                                 ==============

NUMBER OF                                     EXPIRATION DATE/       MARKET
CONTRACTS                                      EXERCISE PRICE         VALUE
------------                                  ----------------   --------------
               CALL OPTIONS WRITTEN -- 0.0%
          10   MasterCard Inc., Cl.A ......      Jan. 08/210     $       12,000
                                                                 ==============

                                                  EXPIRATION       UNREALIZED
                                                     DATE         APPRECIATION
                                              ----------------   --------------
               FUTURES CONTRACTS -- SHORT POSITION
         163   S & P 500 Index Futures ....       03/19/2008     $    1,088,286
                                                                 ==============

----------
(a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2007, the market value of fair valued securities amounted to $560,236 or 0.03% of total investments.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the market value of Rule 144A securities amounted to $470,880 or 0.02% of total investments.

(c) At December 31, 2007, the Fund held investments in restricted securities amounting to $1,271,129 or 0.06% of total investments, which were valued under methods approved by the Board of Directors as follows:

                                                                                12/31/2007
ACQUISITION                                     ACQUISITION   ACQUISITION     CARRYING VALUE
  SHARES     ISSUER                                 DATE         COST            PER UNIT
-----------  --------------------------------   -----------   -----------     ---------------
  4,440,836  Cable & Wireless Jamaica Ltd. ..    03/29/01      $101,639           $0.0094
    280,000  Consolidated Minerals Ltd. .....    01/31/07       498,024            4.3902

(d) At December 31, 2007, $8,000,000 of the principal amount was pledged as collateral for option written and futures contracts.

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR   American Depository Receipt
CVO   Contingent Value Obligation

                                                      % OF
                                                     MARKET          MARKET
                                                     VALUE            VALUE
                                                     ------     ---------------
GEOGRAPHIC DIVERSIFICATION
LONG POSITIONS
North America ....................................     74.9%    $ 1,491,906,096
Europe ...........................................     17.8         355,666,212
Latin America ....................................      3.4          67,887,612
Japan ............................................      2.6          51,623,515
Asia/Pacific .....................................      1.2          24,005,764
South Africa .....................................      0.1           2,144,257
                                                     ------     ---------------
                                                      100.0%    $ 1,993,233,456
                                                     ======     ===============
SHORT POSITIONS
North America ....................................     (0.0)%   $       (12,000)

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

ASSETS:
   Investments, at value (cost $1,437,998,014) ......................................    $ 1,993,233,456
   Foreign currency, at value (cost $3,861,542) .....................................          3,939,477
   Deposit at broker ................................................................             52,382
   Receivable for investments sold ..................................................          1,412,940
   Dividends and interest receivable ................................................          2,370,536
   Variation margin .................................................................            339,855
   Deferred offering expense ........................................................             69,680
   Unrealized appreciation on swap contracts ........................................              7,165
   Prepaid expense ..................................................................             54,397
                                                                                         ---------------
   TOTAL ASSETS .....................................................................      2,001,479,888
                                                                                         ---------------
LIABILITIES:
   Call options written (premium received $11,985) ..................................             12,000
   Payable to custodian .............................................................          1,827,811
   Payable for investments purchased ................................................          3,116,557
   Distributions payable ............................................................            390,039
   Payable for investment advisory fees .............................................          5,403,721
   Payable for payroll expenses .....................................................             82,571
   Payable for accounting fees ......................................................             11,231
   Other accrued expenses ...........................................................            512,495
                                                                                         ---------------
   TOTAL LIABILITIES ................................................................         11,356,425
                                                                                         ---------------
PREFERRED STOCK:
   Series C Cumulative Preferred Stock (Auction Rate,
      $25,000 liquidation value, $0.001 par value, 5,200
      shares authorized with 5,200 shares issued and outstanding) ...................        130,000,000
   Series D Cumulative Preferred Stock (5.875%, $25
      liquidation value, $0.001 par value, 3,000,000 shares authorized with
      2,949,700 shares issued and outstanding)  .....................................         73,742,500
   Series E Cumulative Preferred Stock (Auction Rate,
      $25,000 liquidation value, $0.001 par value, 2,000
      shares authorized with 2,000 shares issued and outstanding) ...................         50,000,000
   Series F Cumulative Preferred Stock (6.200%, $25
      liquidation value, $0.001 par value, 6,000,000 shares authorized with
      6,000,000 shares issued and outstanding) ......................................        150,000,000
                                                                                         ---------------
   TOTAL PREFERRED STOCK ............................................................        403,742,500
                                                                                         ---------------
   NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS .............................    $ 1,586,380,963
                                                                                         ===============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS CONSIST OF:
   Paid-in capital, at $0.001 par value .............................................    $ 1,037,096,286
   Accumulated distributions in excess of net investment income .....................           (771,203)
   Accumulated distributions in excess of net realized gain on investments, futures
      contracts, swap contracts, and foreign currency transactions ..................         (6,359,945)
   Net unrealized appreciation on investments .......................................        555,235,442
   Net unrealized appreciation on swap contracts ....................................              7,165
   Net unrealized depreciation on written options ...................................                (15)
   Net unrealized appreciation on futures ...........................................          1,088,286
   Net unrealized appreciation on foreign currency translations .....................             84,947
                                                                                         ---------------
   NET ASSETS .......................................................................    $ 1,586,380,963
                                                                                         ===============
NET ASSET VALUE PER COMMON SHARE
   ($1,586,380,963 / 172,104,290 shares outstanding;
   246,000,000 shares authorized) ...................................................    $          9.22
                                                                                         ===============

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $858,042) .....................................    $    36,488,197
   Interest .........................................................................          6,429,350
                                                                                         ---------------
   TOTAL INVESTMENT INCOME ..........................................................         42,917,547
                                                                                         ---------------
EXPENSES:
   Investment advisory fees .........................................................         20,516,905
   Shareholder communications expenses ..............................................            809,852
   Healthcare & Wellness(Rx) Trust spin-off expenses ................................            700,000
   Auction agent fees ...............................................................            449,260
   Custodian fees ...................................................................            278,163
   Payroll expenses .................................................................            263,973
   Shareholder services fees ........................................................            254,805
   Directors' fees ..................................................................            146,365
   Legal and audit fees .............................................................            121,025
   Accounting fees ..................................................................             45,000
   Interest expense .................................................................              3,187
   Miscellaneous expenses ...........................................................            353,275
                                                                                         ---------------
   TOTAL EXPENSES ...................................................................         23,941,810
   Advisory Fee Reduction ...........................................................            (23,733)
   Less: Custodian fee credits ......................................................            (69,076)
                                                                                         ---------------
   NET EXPENSES .....................................................................         23,849,001
                                                                                         ---------------
   NET INVESTMENT INCOME ............................................................         19,068,546
                                                                                         ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS,
   SWAP CONTRACTS, FUTURES CONTRACTS, AND FOREIGN CURRENCY:
   Net realized gain on investments .................................................        109,035,522
   Capital gain distributions from investment company ...............................            919,797
   Net realized gain on swap contracts ..............................................            526,602
   Net realized gain on futures contracts ...........................................          7,602,242
   Net realized loss on foreign currency transactions ...............................            (63,116)
                                                                                         ---------------
   Net realized gain on investments, swap contracts,
      futures contracts, and foreign currency transactions ..........................        118,021,047
                                                                                         ---------------
   Net change in unrealized appreciation/depreciation:
      on investments ................................................................         74,505,595
      on written options ............................................................                (15)
      on swap contracts .............................................................           (618,665)
      on futures contracts ..........................................................          1,175,706
      on foreign currency translations ..............................................             80,518
                                                                                         ---------------
   Net change in unrealized appreciation/depreciation on investments, written
      options, swap contracts, futures contracts, and foreign currency translations..         75,143,139
                                                                                         ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   WRITTEN OPTIONS, SWAP CONTRACTS, FUTURES CONTRACTS, AND FOREIGN CURRENCY .........        193,164,186
                                                                                         ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................        212,232,732

Total Distributions to Preferred Stock Shareholders .................................        (23,365,745)
                                                                                         ---------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS
   RESULTING FROM OPERATIONS ........................................................    $   188,866,987
                                                                                         ===============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
        STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHARES

                                                                                            YEAR ENDED           YEAR ENDED
                                                                                         DECEMBER 31, 2007   DECEMBER 31, 2006
                                                                                         -----------------   -----------------
OPERATIONS:
   Net investment income .............................................................   $    19,068,546     $    30,936,093
   Net realized gain on investments, securities sold short, swap contracts, futures
      contracts, and foreign currency transactions ...................................       118,021,047         143,621,025
   Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, futures contracts, and foreign currency
      translations ...................................................................        75,143,139         219,969,621
                                                                                         ---------------     ---------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................       212,232,732         394,526,739
                                                                                         ---------------     ---------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income .............................................................        (3,515,786)         (4,468,454)
   Net realized short-term gains on investments, written options, swap contracts,
      futures contracts, and foreign currency transactions ...........................        (1,824,834)         (1,813,678)
   Net realized long-term gains on investments, written options, swap contracts,
      futures contracts, and foreign currency transactions ...........................       (18,025,125)        (18,665,359)
                                                                                         ---------------     ---------------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS .....................................       (23,365,745)        (24,947,491)
                                                                                         ---------------     ---------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS RESULTING
     FROM OPERATIONS .................................................................       188,866,987         369,579,248
                                                                                         ---------------     ---------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income .............................................................       (20,158,265)        (26,337,625)
   Net realized short-term gains on investments, written options, swap contracts,
      futures contracts, and foreign currency transactions ...........................        (8,897,143)        (10,620,934)
   Net realized long-term gains on investments, written options, swap contracts,
      futures contracts, and foreign currency transactions ...........................       (88,050,995)       (109,810,607)
   Return of capital .................................................................      (103,665,340)                 --
                                                                                         ---------------     ---------------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS ........................................      (220,771,743)       (146,769,166)
                                                                                         ---------------     ---------------
FUND SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued upon reinvestment of
      distributions ..................................................................        31,379,440          23,591,621
   Offering costs for preferred shares charged to paid-in capital ....................                --          (5,235,000)
   Offering costs for issuance of rights charged to paid-in capital ..................                --            (151,821)
                                                                                         ---------------     ---------------

   NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ...........................        31,379,440          18,204,800
                                                                                         ---------------     ---------------

   NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS .........          (525,316)        241,014,882

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
   Beginning of period ...............................................................     1,586,906,279       1,345,891,397
                                                                                         ---------------     ---------------
   End of period (including undistributed net investment income of $0 and
      $693,273, respectively) ........................................................   $ 1,586,380,963     $ 1,586,906,279
                                                                                         ===============     ===============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Equity Trust Inc. (the "Equity Trust") is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. Investment operations commenced on August 21, 1986.

      The Equity Trust will invest at least 80% of its assets in equity securities under normal market conditions (the "80% Policy"). The 80% Policy may be changed without shareholder approval. The Equity Trust will provide shareholders with notice at least 60 days prior to the implementation of any changes in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

      Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      In September 2006, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the requirements of SFAS 157 against its current valuation policies to determine future applicability.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2007, there were no open repurchase agreements.

                          THE GABELLI EQUITY TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the "Acquired Funds") in accordance with the 1940 Act and related rules. As a shareholder in the Fund, you would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund's expenses. For the fiscal year ended December 31, 2007, the Fund's pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

      OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a call option is exercised, the premium is added to the proceeds from the sale of underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

      As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

      In the case of call options, these exercise prices are referred to as "in-the-money", "at-the-money", and "out-of-the-money", respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

      SWAP AGREEMENTS. The Fund may enter into equity swap and interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Series C Preferred Stock and Series E Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. In an equity swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted.

      At December 31, 2007, there were no open interest rate swap agreements.

                          THE GABELLI EQUITY TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The Fund has entered into an equity swap agreement with Bear, Stearns International Limited. Details of the swap at December 31, 2007 are as follows:

        NOTIONAL                EQUITY SECURITY              INTEREST RATE/              TERMINATION   NET UNREALIZED
        AMOUNT                     RECEIVED               EQUITY SECURITY PAID              DATE        APPRECIATION
---------------------------   ---------------------   --------------------------------   -----------   --------------
                                 Market Value         Overnight LIBOR plus 40 bps plus
                                Appreciation on:        Market Value Depreciation on:
$2,161,916 (200,000 Shares)   Rolls-Royce Group plc       Rolls-Royce Group plc            09/15/08        $7,165

      If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time an equity swap or an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

      The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized in the Statement of Assets and Liabilities.

      Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

      FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open futures contracts at December 31, 2007 are reflected within the Schedule of Investments.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2007, there were no open forward foreign exchange contracts.

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and

                          THE GABELLI EQUITY TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain (loss) on investments.

      FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

      FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

      RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

      CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

      DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of distributions, swap investments and non-deductible spin off expenses. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended December 31, 2007, reclassifications were made to decrease accumulated distributions in excess of net investment income by $3,141,029 and increase accumulated distributions in excess of net realized gain on investments, options, futures contracts, swap contracts, and foreign currency transactions by $2,441,029, with an offsetting adjustment to paid-in capital.

      On June 28, 2007, the Fund contributed $67,695,672 in cash in exchange for shares of the Gabelli Healthcare & Wellness(Rx) Trust, and on the same date distributed such shares to holders of the Fund on record as of June 21, 2007 at the rate of one share of the Gabelli Healthcare & Wellness(Rx) Trust for every twenty shares of the Fund's common stock.

      Distributions to shareholders of the Fund's 7.20% Series B Cumulative Preferred Stock, Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, and 6.20% Series F Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 for the Fund was as follows:

                                                                  YEAR ENDED                       YEAR ENDED
                                                             DECEMBER 31, 2007                  DECEMBER 31, 2006
                                                       -------------------------------   -------------------------------
                                                           COMMON          PREFERRED          COMMON         PREFERRED
                                                       --------------   --------------   --------------   --------------
DISTRIBUTIONS PAID FROM:
Ordinary income
  (inclusive of short-term capital gains) ..........   $   27,039,757   $    5,395,128   $   36,958,559   $    6,282,132
Net long-term capital gains ........................       90,066,646       17,970,617      109,810,607       18,665,359
Return of capital ..................................      103,665,340               --               --               --
                                                       --------------   --------------   --------------   --------------
Total distributions paid ...........................   $  220,771,743   $   23,365,745   $  146,769,166   $   24,947,491
                                                       ==============   ==============   ==============   ==============

      PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

      At December 31, 2007, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes, basis adjustments in real estate investment trusts, mark-to-market adjustments on passive foreign investment companies, and basis adjustments in partnerships.

      As of December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Net unrealized appreciation on investments ...................   $ 549,772,485
Net unrealized appreciation on foreign currency
   translations, futures, and swap contracts .................       1,180,383
Other temporary differences* .................................      (1,668,191)
                                                                 -------------
Total ........................................................   $ 549,284,677
                                                                 =============
----------
*     Other   temporary   differences   are  primarily  due  to   mark-to-market
      adjustments on capital gains (losses).

      The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation (depreciation) at December 31, 2007:

                                                                GROSS           GROSS       NET UNREALIZED
                                               COST/          UNREALIZED      UNREALIZED      APPRECIATION
                                             PREMIUMS       APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                          ---------------   -------------   ------------   ---------------
Investments ...........................   $ 1,443,460,961   $ 647,052,677   $(97,280,182)  $   549,772,495
Written options .......................           11,985               --            (15)              (15)
Swap contracts ........................                --           7,165             --             7,165
Futures contracts .....................                --       1,088,286             --         1,088,286
                                          ---------------   -------------   ------------   ---------------
                                          $ 1,443,472,946   $ 648,148,128   $(97,280,197)  $   550,867,931
                                          ===============   =============   ============   ===============.

      FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" (the "Interpretation") established a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in a particular jurisdiction) and required certain expanded tax disclosures. The Fund has adopted the Interpretation for all open tax years and it had no impact on the amounts reported in the financial statements.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the fiscal year.

      The Fund's total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or the corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the fiscal year ended December 31, 2007, the Fund's total return on the NAV of the common shares exceeded the stated dividend rate or the corresponding swap rate of Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, and 6.20% Series F Cumulative Preferred Stock. Thus, management fees were accrued on these assets. The Fund's total return on the net asset value of the common shares did not exceed the stated dividend rate of corresponding swap rate of 7.20% Series B Cumulative Preferred Stock. Thus, management fees with respect to the liquidation of the preferred stock assets were reduced by $23,733.

                          THE GABELLI EQUITY TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      During the fiscal ended December 31, 2007, the Fund paid brokerage commissions on security trades of $387,398 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

      The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the fiscal year ended December 31, 2007, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

      As per the approval of the Board, the Fund compensates officers who are employed by the Fund, and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund's Chief Compliance Officer. For the fiscal year ended December 31, 2007, the Fund paid $263,973, which is included in payroll expenses in the Statement of Operations.

      The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $12,000 plus $1,500 for each Board meeting attended in person and $500 per telephonic meeting, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman receives an annual fee of $2,000. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the fiscal year ended December 31, 2007, other than short-term securities, aggregated $517,316,467 and $327,979,044, respectively.

      Written options activity for the Fund for the fiscal year ended December 31, 2007 was as follows:

                                                         NUMBER OF
                                                         CONTRACTS     PREMIUMS
                                                        -----------   ---------
Written options outstanding at December 31, 2006 ....            --          --
Options written .....................................            10   $  11,985
                                                        -----------   ---------
Written options outstanding at December 31, 2007 ....            10   $  11,985
                                                        ===========   =========

5. CAPITAL. The charter permits the Fund to issue 246,000,000 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the New York Stock Exchange ("NYSE") at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the fiscal years ended December 31, 2007 and December 31, 2006, the Fund did not repurchase any shares of its common stock in the open market.

      Transactions in common shares were as follows:

                                                              YEAR ENDED                YEAR ENDED
                                                          DECEMBER 31, 2007         DECEMBER 31, 2006
                                                      ------------------------   -----------------------
                                                        SHARES       AMOUNT        SHARES      AMOUNT
                                                      ---------   ------------   ---------   -----------
Shares issued upon reinvestment of distributions ...  3,348,018   $ 31,379,440   2,677,002   $23,591,621
                                                      ---------   ------------   ---------   -----------
Net increase .......................................  3,348,018   $ 31,379,440   2,677,002   $23,591,621
                                                      =========   ============   =========   ===========

      The Fund's Articles of Incorporation, as amended, authorizes the issuance of up to 18,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C Auction Rate, 5.875% Series D, Series E Auction Rate, and 6.20% Series F Cumulative Preferred Stock at redemption prices of $25,000, $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

      At the Fund's August 15, 2007 Board meeting, the Board approved the filing of a shelf registration with the SEC which will give the Fund the ability to offer additional fixed rate preferred shares.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      On June 20, 2001, the Fund received net proceeds of $159,329,175 (after underwriting discounts of $5,197,500 and offering expenses of $473,325) from the public offering of 6,600,000 shares of 7.20% Series B Cumulative Preferred
Stock. The Series B Preferred Shares were callable at any time at the liquidation value plus accrued dividends following the expiration of the five year call protection on June 20, 2006. On June 26, 2006, the Fund, as authorized by the Board, redeemed 25% (1,650,000 shares) of its outstanding 7.20% Stock B Cumulative Preferred Stock at the redemption price of $25.00 per share (the liquidation value). On January 8, 2007, the Fund, as authorized by the Board, redeemed the balance (4,950,000 shares) of its outstanding 7.20% Series B Cumulative Preferred Stock at the redemption price of $25.00 per share, plus accumulated and unpaid dividends through the redemption date of $0.06 per share.

      On June 27, 2002, the Fund received net proceeds of $128,246,557 (after underwriting discounts of $1,300,000 and offering expenses of $453,443) from the public offering of 5,200 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. If the number of Series C Auction Rate Cumulative Preferred Stock subject to bid orders by potential holders is less than the number of Series C Auction Rate Cumulative Preferred Stock subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series C Auction Rate Cumulative Preferred Stock for which they have submitted sell orders. The current maximum rate is 150% of the "AA" Financial Composite Commercial Paper Rate. The dividend rates of Series C Auction Rate Cumulative Preferred Stock ranged from 4.80% to 6.30% for the year ended
December 31, 2007. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2007, the Fund did not redeem any shares of Series C Auction Rate Cumulative Preferred Stock. At December 31, 2007, 5,200 shares of Series C Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 6.00% and accrued dividends amounted to $130,000.

      On October 7, 2003, the Fund received net proceeds of $72,375,842 (after underwriting discounts of $2,362,500 and offering expenses of $261,658) from the public offering of 3,000,000 shares of 5.875% Series D Cumulative Preferred Stock. Commencing October 7, 2008 and thereafter, the Fund, at its option, may redeem the 5.875% Series D Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2007, the Fund did not repurchase any shares of 5.875% Series D Cumulative Preferred Stock. At December 31, 2007, 2,949,700 shares of 5.875% Series D Cumulative Preferred Stock were outstanding and accrued dividends amounted to $72,206.

      On October 7, 2003, the Fund received net proceeds of $49,350,009 (after underwriting discounts of $500,000 and offering expenses of $149,991) from the public offering of 2,000 shares of Series E Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. If the number of Series E Auction Rate Cumulative Preferred Stock subject to bid orders by potential holders is less than the number of Series E Auction Rate Cumulative Preferred Stock subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series E Auction Rate Cumulative Preferred Stock for which they have submitted sell orders. The current maximum rate is 150% of the "AA" Financial Composite Commercial Paper Rate. The dividend rates of Series E Auction Rate Cumulative Preferred Stock ranged from 4.50% to 6.15% for the year ended
December 31, 2007. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series E Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series E Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2007, the Fund did not redeem any shares of Series E Auction Rate Cumulative Preferred Stock. At December 31, 2007, 2,000 shares of Series E Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 5.91% and accrued dividends amounted to $32,833.

      On November 10, 2006, the Fund received net proceeds of $144,765,000 (after underwriting discounts of $4,725,000 and estimated offering expenses of $510,000) from the public offering of 6,000,000 shares of 6.20% Series F Cumulative Preferred Stock. Commencing November 10, 2011 and thereafter, the Fund, at its option, may redeem the 6.20% Series F Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2007, the Fund did not repurchase any shares of 6.20% Series F Cumulative Preferred Stock. At December 31, 2007, 6,000,000 shares of 6.20% Series F Cumulative Preferred Stock were outstanding and accrued dividends amounted to $155,000.

      The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. OTHER MATTERS. The Adviser and/or affiliates received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund share trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc. ("GAMCO"), the Adviser's parent company, responded to these requests for documents and testimony. In June 2006, GAMCO began discussions with the SEC regarding a possible resolution of their inquiry. In February 2007, the Adviser made an offer of settlement to the staff of the SEC for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to agreement regarding the specific language of the SEC's administrative order and other settlement documents. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of nine closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund. The staff's notice to the Adviser did not relate to the Fund.

                          THE GABELLI EQUITY TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                            YEAR ENDED DECEMBER 31,
                                                                           -----------------------------------------------------
                                                                             2007      2006        2005        2004        2003
                                                                           -------   -------     -------     -------     -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .................................  $  9.40   $  8.10     $  8.69     $  7.98     $  6.28
                                                                           -------   -------     -------     -------     -------
   Net investment income ................................................     0.14      0.18        0.09        0.02        0.04
   Net realized and unrealized gain on investments ......................     1.12      2.18        0.47        1.63        2.50
                                                                           -------   -------     -------     -------     -------
   Total from investment operations .....................................     1.26      2.36        0.56        1.65        2.54
                                                                           -------   -------     -------     -------     -------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:(a)
   Net investment income ................................................    (0.02)    (0.03)      (0.01)      (0.00)(e)   (0.00)(e)
   Net realized gain on investments .....................................    (0.12)    (0.12)      (0.14)      (0.14)      (0.14)
                                                                           -------   -------     -------     -------     -------
   Total distributions to preferred shareholders ........................    (0.14)    (0.15)      (0.15)      (0.14)      (0.14)
                                                                           -------   -------     -------     -------     -------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
   SHAREHOLDERS RESULTING FROM OPERATIONS ...............................     1.14      2.21        0.41        1.51        2.40
                                                                           -------   -------     -------     -------     -------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ................................................    (0.12)    (0.16)      (0.08)      (0.01)      (0.01)
   Net realized gain on investments .....................................    (0.57)    (0.72)      (0.77)      (0.79)      (0.68)
   Return of capital ....................................................    (0.61)       --          --          --       (0.00)(e)
                                                                           -------   -------     -------     -------     -------
   Total distributions to common shareholders ...........................    (1.30)    (0.88)      (0.85)      (0.80)      (0.69)
                                                                           -------   -------     -------     -------     -------
FUND SHARE TRANSACTIONS:
   Increase (decrease) in net asset value from common stock share
      transactions ......................................................       --        --       (0.00)(e)    0.00(e)     0.01
   Decrease in net asset value from shares issued in rights offering ....       --        --       (0.15)         --          --
   Increase in net asset value from repurchase of preferred shares ......       --        --          --        0.00(e)       --
   Offering costs for preferred shares charged to paid-in capital .......       --     (0.03)      (0.00)(e)    0.00(e)    (0.02)
   Offering costs for issuance of rights charged to paid-in capital .....       --     (0.00)(e)   (0.00)(e)      --          --
                                                                           -------   -------     -------     -------     -------
   Total fund share transactions ........................................       --     (0.03)      (0.15)       0.00(e)    (0.01)
                                                                           -------   -------     -------     -------     -------
   NET ASSET VALUE ATTRIBUTABLE TO COMMON SHAREHOLDERS, END OF PERIOD ...  $  9.22   $  9.40     $  8.10     $  8.69     $  7.98
                                                                           =======   =======     =======     =======     =======
   Net Asset Value Total Return + .......................................    12.14%    28.17%       5.50%      19.81%      39.90%
                                                                           =======   =======     =======     =======     =======
   Market Value, End of Period ..........................................  $  9.28   $  9.41     $  8.03     $  9.02     $  8.00
                                                                           =======   =======     =======     =======     =======
   Total Investment Return ++ ...........................................    12.75%    29.42%       0.66%      24.04%      28.58%
                                                                           =======   =======     =======     =======     =======

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                       YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------------
                                                                    2007          2006          2005          2004          2003
                                                                -----------   -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of preferred
      shares, end of period (in 000's) ......................   $ 1,990,123   $ 2,114,399   $ 1,764,634   $ 1,638,225   $ 1,514,525
   Net assets attributable to common shares, end of
      period (in 000's) .....................................   $ 1,586,381   $ 1,586,906   $ 1,345,891   $ 1,219,483   $ 1,094,525
   Ratio of net investment income to average net assets
      attributable to common shares before preferred
      distributions .........................................          1.16%         2.12%         1.27%         0.64%         0.67%
   Ratio of operating expenses to average net assets
      attributable to common shares net of fee
      reduction (b) .........................................          1.46%         1.43%         1.39%         1.57%         1.62%
   Ratio of operating expenses to average net assets
      including liquidation value of preferred shares
      net of fee reduction (b) ..............................          1.17%         1.11%         1.04%         1.14%         1.14%
   Portfolio turnover rate ..................................          17.2%         29.5%         22.4%         28.6%         19.2%
PREFERRED STOCK:
   7.20% SERIES B CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ..............            --   $   123,750   $   165,000   $   165,000   $   165,000
   Total shares outstanding (in 000's) ......................            --         4,950         6,600         6,600         6,600
   Liquidation preference per share .........................            --   $     25.00   $     25.00   $     25.00   $     25.00
   Average market value (c) .................................            --   $     25.27   $     25.92   $     26.57   $     27.06
   Asset coverage per share .................................            --   $    100.21   $    105.35   $     97.81   $     90.15
   AUCTION RATE SERIES C CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ..............   $   130,000   $   130,000   $   130,000   $   130,000   $   130,000
   Total shares outstanding (in 000's) ......................             5             5             5             5             5
   Liquidation preference per share .........................   $    25,000   $    25,000   $    25,000   $    25,000   $    25,000
   Average market value (c) .................................   $    25,000   $    25,000   $    25,000   $    25,000   $    25,000
   Asset coverage per share .................................   $   123,230   $   100,211   $   105,353   $    97,806   $    90,150
   5.875% SERIES D CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ..............   $    73,743   $    73,743   $    73,743   $    73,743   $    75,000
   Total shares outstanding (in 000's) ......................         2,950         2,950         2,950         2,950         3,000
   Liquidation preference per share .........................   $     25.00   $     25.00   $     25.00   $     25.00   $     25.00
   Average market value (c) .................................   $     23.86   $     23.98   $     24.82   $     24.81   $     25.10
   Asset coverage per share .................................   $    123.23   $    100.21   $    105.35   $     97.81   $     90.15
   AUCTION RATE SERIES E CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ..............   $    50,000   $    50,000   $    50,000   $    50,000   $    50,000
   Total shares outstanding (in 000's) ......................             2             2             2             2             2
   Liquidation preference per share .........................   $    25,000   $    25,000   $    25,000   $    25,000   $    25,000
   Average market value (c) .................................   $    25,000   $    25,000   $    25,000   $    25,000   $    25,000
   Asset coverage per share .................................   $   123,230   $   100,211   $   105,353   $    97,806   $    90,150
   6.20% SERIES F CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ..............   $   150,000   $   150,000            --            --            --
   Total shares outstanding (in 000's) ......................         6,000         6,000            --            --            --
   Liquidation preference per share .........................   $     25.00   $     25.00            --            --            --
   Average market value (c) .................................   $     24.69   $     25.12            --            --            --
   Asset coverage per share .................................   $    123.23   $    100.21            --            --            --
   ASSET COVERAGE (d) .......................................           493%          401%          421%          391%          361%

----------
 + Based on net asset value per share, adjusted for reinvestment of distributions, at prices dependent upon the relationship of the net asset value per share and the market value per share on the ex-dividend dates, including the effect of shares issued pursuant to the 2005 rights offering, assuming full subscription by shareholder.

++    Based  on  market   value  per  share,   adjusted  for   reinvestment   of
      distributions, including the effect of shares issued pursuant to the 2005 rights offering, assuming full subscription by shareholder.

(a) Calculated based upon average common shares outstanding on the record dates throughout the periods.

(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. For the fiscal years ended December 31, 2007, 2006, 2005, 2004, and 2003, the effect of the custodian fee credits was minimal.

(c)   Based on weekly prices.

(d)   Asset coverage is calculated by combining all series of preferred stock.

(e)   Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (hereafter referred to as the "Trust") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 29, 2008

                          THE GABELLI EQUITY TRUST INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional
Information includes additional information about the Fund's Directors and officers and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

                                              NUMBER OF
                                TERM OF     FUNDS IN FUND
    NAME, POSITION(S)         OFFICE AND       COMPLEX
       ADDRESS(1)              LENGTH OF     OVERSEEN BY        PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIPS
         AND AGE            TIME SERVED(2)     DIRECTOR         DURING PAST FIVE YEARS                HELD BY DIRECTOR(5)
-------------------------   --------------  ------------- -----------------------------------   -------------------------------
INTERESTED DIRECTORS(3):

MARIO J. GABELLI             Since 1986**         26      Chairman and Chief Executive          Director of Morgan Group
Director and                                              Officer of GAMCO Investors, Inc.      Holdings, Inc. (holding
Chief Investment Officer                                  and Chief Investment Officer -        company); Chairman of the Board
Age: 65                                                   Value Portfolios of Gabelli Funds,    of LICT Corp. (multimedia and
                                                          LLC and GAMCO Asset Management        communication services company)
                                                          Inc.; Director/Trustee or Chief
                                                          Investment Officer of other
                                                          registered investment companies in
                                                          the Gabelli/GAMCO Funds complex;
                                                          Chairman and Chief Executive
                                                          Officer of GGCP, Inc.

INDEPENDENT DIRECTORS(6):

THOMAS E. BRATTER            Since 1986**          4      Director, President, and Founder                     --
Director                                                  of The John Dewey Academy
Age: 68                                                   (residential college preparatory
                                                          therapeutic high school)

ANTHONY J. COLAVITA(4)       Since 1999***        35      Partner in the law firm of Anthony                   --
Director                                                  J. Colavita, P.C.
Age: 72

JAMES P. CONN(4)             Since 1989*          16      Former Managing Director and Chief                   --
Director                                                  Investment Officer of Financial
Age: 69                                                   Security Assurance Holdings Ltd.
                                                          (insurance holding company)
                                                          (1992-1998)

FRANK J. FAHRENKOPF JR.      Since 1998***         5      President and Chief Executive                        --
Director                                                  Officer of the American Gaming
Age: 68                                                   Association; Co-Chairman of the
                                                          Commission on Presidential
                                                          Debates; Former Chairman of the
                                                          Republican National Committee
                                                          (1983-1989)

ARTHUR V. FERRARA            Since 2001**          7      Former Chairman of the Board and                     --
Director                                                  Chief Executive Officer of The
Age: 77                                                   Guardian Life Insurance Company of
                                                          America (1993-1995)

ANTHONY R. PUSTORINO         Since 1986*          14      Certified Public Accountant;          Director of The LGL Group, Inc.
Director                                                  Professor Emeritus, Pace University   (diversified manufacturing)
Age: 82

SALVATORE J. ZIZZA           Since 1986***        26      Chairman of Zizza & Co., Ltd.         Director of Hollis-Eden
Director                                                  (consulting)                          Pharmaceuticals (biotechnology)
Age: 62                                                                                         and Earl Scheib, Inc.
                                                                                                (automotive services)

                          THE GABELLI EQUITY TRUST INC.
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                                  TERM OF
      NAME, POSITION(S)          OFFICE AND
         ADDRESS(1)              LENGTH OF                              PRINCIPAL OCCUPATION(S)
           AND AGE             TIME SERVED(2)                           DURING PAST FIVE YEARS
----------------------------   --------------   ----------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT                  Since 2003     Executive Vice President and Chief Operating Officer of Gabelli Funds,
President                                       LLC since 1988 and an officer of most of the registered investment
Age: 56                                         companies in the Gabelli/GAMCO Funds complex. Director and President of Gabelli Advisers, Inc. since 1998

CARTER W. AUSTIN                 Since 2000     Vice President of the Fund since 2000, Vice President of The Gabelli
Vice President                                  Dividend & Income Trust since 2003, and The Gabelli Global Gold,
Age: 41                                         Natural Resources & Income Trust since 2005, The Gabelli Global Deal
                                                Fund since 2006, and The Gabelli Healthcare & Wellness(Rx) Trust since
                                                2007; Vice President of Gabelli Funds, LLC since 1996

LOAN P. NGUYEN                   Since 2006     Vice President of The Gabelli Global Multimedia Trust Inc. since 2004;
Vice President and Ombudsman                    Assistant Vice President of GAMCO Investors, Inc. since 2006;
Age: 25                                         Portfolio Administrator for Gabelli Funds, LLC during 2004; Student at
                                                Boston College prior to 2004

JAMES E. MCKEE                   Since 1995     Vice President, General Counsel, and Secretary of GAMCO Investors,
Secretary                                       Inc. since 1999 and GAMCO Asset Management Inc. since 1993; Secretary
Age: 44                                         of all of the registered investment companies in the Gabelli/GAMCO
                                                Funds complex

AGNES MULLADY                    Since 2006     Vice President of Gabelli Funds, LLC since 2007; Officer of all of the
Treasurer                                       registered investment companies in the Gabelli/GAMCO Funds complex;
Age: 49                                         Senior Vice President of U.S. Trust Company, N.A. and Treasurer and
                                                Chief Financial Officer of Excelsior Funds from 2004 through 2005;
                                                Chief Financial Officer of AMIC Distribution Partners from 2002 through 2004; Controller of Reserve Management Corporation and Reserve
                                                Partners, Inc. and Treasurer of Reserve Funds from 2000 through 2002

PETER D. GOLDSTEIN               Since 2004     Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004;
Chief Compliance Officer                        Chief Compliance Officer of all of the registered investment companies
Age: 54                                         in the Gabelli/GAMCO Funds complex; Vice President of Goldman Sachs
                                                Asset Management from 2000 through 2004

----------

(1)   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

      * - Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

      ** - Term expires at the Fund's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

      *** - Term expires at the Fund's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

      Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" of the Fund because of his affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

(4)   Represents holders of the Fund's Preferred Stock.

(5) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(6) Directors who are not interested persons are considered "Independent" Directors.

CERTIFICATIONS

      The Fund's Chief Executive Officer has certified to the New York Stock Exchange ("NYSE") that, as of June 13, 2007, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

                          THE GABELLI EQUITY TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2007

CASH DIVIDENDS AND DISTRIBUTIONS

                                                    TOTAL AMOUNT    ORDINARY    LONG-TERM                   DIVIDEND
                             PAYABLE     RECORD        PAID        INVESTMENT    CAPITAL     RETURN OF    REINVESTMENT
                              DATE        DATE     PER SHARE (a)   INCOME (a)   GAINS (a)   CAPITAL (c)       PRICE
                           ----------   --------   -------------   ----------   ---------   -----------   ------------
COMMON SHARES
                             03/26/07   03/16/07     $ 0.20000      $ 0.02681   $ 0.07968    $ 0.09351      $ 9.5600
                             06/28/07   06/15/07       0.20000        0.02339     0.07984      0.09677        9.6500
                             06/28/07   06/21/07       0.42000        0.04911     0.16767      0.20322            --
                             09/24/07   09/14/07       0.20000        0.02339     0.07984      0.09677        9.5300
                             12/17/07   12/12/07       0.30000        0.03508     0.11976      0.14516        8.9800
                                                     ---------      ---------   ---------    ---------
                                                     $ 1.32000      $ 0.15778   $ 0.52679    $ 0.63543
7.20% PREFERRED SHARES
                             01/08/07         --     $ 0.06000      $ 0.01370   $  0.4630
                                                     ---------      ---------   ---------
                                                     $ 0.06000      $ 0.01370   $  0.4630
5.875% PREFERRED SHARES
                             03/26/07   03/19/07     $ 0.36719      $ 0.08615   $ 0.28104
                             06/26/07   06/19/07       0.36719        0.08318     0.28400
                             09/26/07   09/19/07       0.36719        0.08318     0.28400
                             12/26/07   12/18/07       0.36719        0.08318     0.28400
                                                     ---------      ---------   ---------
                                                     $ 1.46875      $ 0.33570   $ 1.13305
6.20% PREFERRED SHARES
                             03/26/07   03/19/07     $ 0.38750      $ 0.09090   $ 0.29660
                             06/26/07   06/19/07       0.38750        0.08780     0.29970
                             09/26/07   09/19/07       0.38750        0.08780     0.29970
                             12/26/07   12/18/07       0.38750        0.08780     0.29970
                                                     ---------      ---------   ---------
                                                     $ 1.55000      $ 0.35430   $ 1.19570

SERIES C AND E AUCTION RATE PREFERRED SHARES

      Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2007 distributions derived from long-term capital gains for the Series C and Series E Auction Rate Preferred Shares was 77.14%.

      A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2007 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long-term gain distributions for the fiscal year ended December 31, 2007 were $108,037,263, or the maximum allowable.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME, AND U.S. GOVERNMENT SECURITIES INCOME

      In 2007, the Fund paid to common, 7.20% Series B, 5.875% Series D, and 6.20% Series F preferred shareholders ordinary income totaling $0.15778, $0.01370, $0.33570, and $0.35430 per share, respectively. The Fund paid weekly distributions to Series C and Series E preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $309.8118 and $302.5962 per share, respectively, in 2007. For the fiscal year ended December 31, 2007, 75.79% of the ordinary income dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualified dividend income and is reported in box 1b on Form 1099-DIV. The percentage of the ordinary income dividends paid by the Fund during 2007 derived from U.S. Government Securities was 0.12%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government Securities. The Fund did not meet this strict requirement in 2007. The percentage of net assets of U.S. Government Securities held as of December 31, 2007 was 6.06%.

                          THE GABELLI EQUITY TRUST INC.
                 INCOME TAX INFORMATION (CONTINUED) (UNAUDITED)
                                DECEMBER 31, 2007

                      HISTORICAL DISTRIBUTION SUMMARY

                                SHORT-       LONG-                 UNDISTRIBUTED  TAXES PAID ON
                                 TERM        TERM     NON-TAXABLE    LONG-TERM    UNDISTRIBUTED                    ADJUSTMENT
                 INVESTMENT    CAPITAL      CAPITAL    RETURN OF      CAPITAL        CAPITAL          TOTAL            TO
                   INCOME     GAINS (b)      GAINS      CAPITAL        GAINS        GAINS (c)   DISTRIBUTIONS (a)  COST BASIS
                -----------  ----------- ------------ -----------  -------------  ------------- ----------------- ------------
COMMON STOCK
2007 (d) ...... $   0.10455  $   0.05323 $    0.52679  $ 0.63543            --             --     $     1.32000   $  0.63543 -
2006 ..........     0.15690      0.06400      0.65910         --            --             --           0.88000           --
2005 (e) ......     0.08756      0.00672      0.75572         --            --             --           0.85000           --
2004 ..........     0.01930      0.04990      0.73080         --            --             --           0.80000           --
2003 ..........     0.01140      0.04480      0.63380         --            --             --           0.69000           --
2002 ..........     0.05180      0.01550      0.88270         --            --             --           0.95000           --
2001 (f) ......     0.06700      0.06400      0.94900         --            --             --           1.08000           --
2000 ..........     0.04070      0.15500      1.11430         --            --             --           1.31000           --
1999 (g) ......     0.03010      0.21378      0.99561    0.91176            --             --           2.15125      0.91176 -
1998 ..........     0.06420           --      1.10080         --            --             --           1.16500           --
1997 ..........     0.07610      0.00210      0.93670    0.02510            --             --           1.04000      0.02500 -
1996 ..........     0.10480           --      0.78120    0.11400            --             --           1.00000      0.11400 -
1995 (h) ......     0.12890           --      0.49310    0.37800            --             --           1.00000      0.37800 -
1994 (i) ......     0.13536      0.06527      0.30300    1.38262            --             --           1.88625      1.38262 -
1993 (j) ......     0.13050      0.02030      0.72930    0.22990            --             --           1.11000      0.22990 -
1992 (k) ......     0.20530      0.04050      0.29660    0.51760            --             --           1.06000      0.51760 -
1991 (l) ......     0.22590      0.03990      0.14420    0.68000            --             --           1.09000      0.68000 -
1990 ..........     0.50470           --      0.22950    0.44580            --             --           1.18000      0.44580 -
1989 ..........     0.29100      0.35650      0.66250         --     $ 0.62880      $ 0.21380           1.31000      0.41500 +
1988 ..........     0.14500      0.20900      0.19600         --       0.25130        0.08540           0.55000      0.16590 +
1987 ..........     0.25600      0.49100      0.33500         --            --             --           1.08200           --
7.20% PREFERRED STOCK
2007 .......... $   0.00900  $   0.00470 $    0.04630         --            --             --     $     0.06000           --
2006 ..........     0.32000      0.13100      1.34900         --            --             --           1.80000           --
2005 ..........     0.17650      0.01430      1.60920         --            --             --           1.80000           --
2004 ..........     0.04340      0.11224      1.64436         --            --             --           1.80000           --
2003 ..........     0.03000      0.11640      1.65360         --            --             --           1.80000           --
2002 ..........     0.09800      0.02960      1.67240         --            --             --           1.80000           --
2001 ..........     0.05870      0.05440      0.81690         --            --             --           0.93000           --
5.875% PREFERRED STOCK
2007 .......... $   0.22096  $   0.11474 $    1.13305         --            --             --     $     1.46875           --
2006 ..........     0.26193      0.10688      1.09994         --            --             --           1.46875           --
2005 ..........     0.14405      0.01170      1.31300         --            --             --           1.46875           --
2004 ..........     0.03542      0.09159      1.34174         --            --             --           1.46875           --
2003 ..........     0.00535      0.02086      0.29610         --            --             --           0.32231           --
6.20% PREFERRED STOCK
2007 .......... $   0.23330  $   0.12100 $    1.19570         --            --             --     $     1.55000           --
2006 ..........     0.03527      0.01480      0.15229         --            --             --           0.20236           --
AUCTION RATE PREFERRED C STOCK
2007 .......... $ 203.92150  $ 105.89030 $1,045.68820         --            --             --     $ 1,355.50000           --
2006 ..........   219.92983     89.73249    923.57769         --            --             --       1,233.24000           --
2005 ..........    83.01020      6.73650    756.60330         --            --             --         846.35000           --
2004 ..........     9.15570     23.67550    346.83810         --            --             --         379.66930           --
2003 ..........     5.42000     21.05000    298.41000         --            --             --         324.88000           --
2002 ..........    12.28350      3.71450    209.89200         --            --             --         225.89000           --
AUCTION RATE PREFERRED E STOCK
2007 .......... $ 199.17211  $ 103.42412 $1,021.33377         --            --             --     $ 1,323.93000           --
2006 ..........   218.22316     89.03616    916.41068         --            --             --       1,223.67000           --
2005 ..........    82.44330      6.69050    751.43620         --            --             --         840.57000           --
2004 ..........     9.30280     24.05620    352.41090         --            --             --         385.76000           --
2003 ..........     1.07000      4.18000     59.32000         --            --             --          64.57000           --

----------
(a)   Total amounts may differ due to rounding.

(b)   Taxable as ordinary income.

(c) Net Asset Value was reduced by this amount on the last business day of the year.

(d) On June 28, 2007, the Fund distributed shares of The Gabelli Healthcare & Wellness(Rx) Trust valued at $8.40 per share.

(e) On September 21, 2005, the Fund also distributed Rights equivalent to $0.21 per share based upon full subscription of all issued shares.

(f) On January 10, 2001, the Fund also distributed Rights equivalent to $0.56 per share based upon full subscription of all issued shares.

(g) On July 9, 1999, the Fund also distributed shares of The Gabelli Utility Trust valued at $9.8125 per share.

(h) On October 19, 1995, the Fund also distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.

(i) On November 15, 1994, the Fund also distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.

(j) On July 14, 1993, the Fund also distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.

(k) On September 28, 1992, the Fund also distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.

(l) On October 21, 1991, the Fund also distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.

  -   Decrease in cost basis.

  +   Increase in cost basis.

--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                            AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Equity Trust Inc. (the "Fund") is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A SHAREHOLDER?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o     INFORMATION   ABOUT  YOUR   TRANSACTIONS   WITH  US.  This  would  include
      information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Equity Trust Inc. (the "Fund") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

      If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and reregistered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

      SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

      The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.

     ----------------------------------------------------------------------
     The Annual Meeting of The Gabelli Equity Trust's shareholders will be held on Monday, May 19, 2008 at the Greenwich Library in Greenwich, Connecticut.
     ----------------------------------------------------------------------

                             DIRECTORS AND OFFICERS
                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS                                                   OFFICERS

Mario J. Gabelli, CFA                                       Bruce N. Alpert
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,                         PRESIDENT
   GAMCO INVESTORS, INC.
                                                            Carter W. Austin
Dr. Thomas E. Bratter                                          VICE PRESIDENT
   PRESIDENT & FOUNDER, JOHN DEWEY ACADEMY
                                                            Peter D. Goldstein
Anthony J. Colavita                                            CHIEF COMPLIANCE OFFICER
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.                                James E. McKee
                                                               SECRETARY
James P. Conn
   FORMER MANAGING DIRECTOR &                               Agnes Mullady
   CHIEF INVESTMENT OFFICER,                                   TREASURER
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
                                                            LoAn P. Nguyen
Frank J. Fahrenkopf, Jr.                                       VICE PRESIDENT & OMBUDSMAN
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION                              INVESTMENT ADVISER
                                                            Gabelli Funds, LLC
Arthur V. Ferrara                                           One Corporate Center
   FORMER CHAIRMAN & CHIEF EXECUTIVE OFFICER,               Rye, New York 10580-1422
   GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
                                                            CUSTODIAN
Anthony R. Pustorino                                        Mellon Trust of New England, N.A.
   CERTIFIED PUBLIC ACCOUNTANT,
   PROFESSOR EMERITUS, PACE UNIVERSITY                      COUNSEL
                                                            Willkie Farr & Gallagher LLP
Salvatore J. Zizza
   CHAIRMAN, ZIZZA & CO., LTD.                              TRANSFER AGENT AND REGISTRAR
                                                            Computershare Trust Company, N.A.

                                                            STOCK EXCHANGE LISTING
                                                                                               5.875%     6.20%
                                                                                   Common    Preferred  Preferred
                                                                                -----------  ---------  ---------
                                                            NYSE-Symbol:            GAB       GAB PrD    GAB PrF
                                                            Shares Outstanding: 172,104,290  2,949,700  6,000,000

                                                            The Net Asset Value per share appears in
                                                            the Publicly Traded Funds column, under
                                                            the heading "General Equity Funds," in
                                                            Monday's The Wall Street Journal. It is
                                                            also listed in Barron's Mutual
                                                            Funds/Closed End Funds section under the
                                                            heading "General Equity Funds."

                                                            The Net Asset Value per share may be
                                                            obtained each day by calling (914)
                                                            921-5070 or visiting www.gabelli.com.


--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to liquidation value.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM              GAB Q4/2007

--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

    (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

    (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

    (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $53,500 for 2006 and $71,000 for 2007.

AUDIT-RELATED FEES

    (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $20,600 for 2006 and $7,900 for 2007. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

TAX FEES

    (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,100 for 2006 and $4,350 for 2007. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

    (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.


  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) Not applicable

    (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

    (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2007.

    (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R Pustorino and Salvatore J. Zizza.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

         The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

         Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.       CONFLICTS OF INTEREST.

                  The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

                  In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

         B.       OPERATION OF PROXY VOTING COMMITTEE

                  For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms ("VAFs") - Issued by Broadridge Financial Solutions, Inc. ("Broadridge") VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o  Banks and brokerage firms using the services at Broadridge:

      The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

o  Banks and brokerage firms issuing proxies directly:

   The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o  A  limited   Power  of   Attorney   appointing   the   attendee   an  Adviser
   representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o  A sample ERISA and Individual contract.

o  A sample of the annual authorization to vote proxies form.

o  A copy of our most recent Schedule 13D filing (if applicable).






                                   APPENDIX A
                                PROXY GUIDELINES




PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.



BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o        Historical responsiveness to shareholders
            This may include such areas as:
            -Paying greenmail
            -Failure to adopt shareholder  resolutions  receiving  a majority of shareholder votes
o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance



SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.



BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.



CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.



INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o        Future use of additional shares
            -Stock split
            -Stock option or other executive  compensation  plan
            -Finance growth of company/strengthen balance sheet
            -Aid in restructuring
            -Improve credit rating
            -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.



CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.



CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.



DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.



EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.



FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.



GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.



ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.



LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.



CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.



MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.



MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.



NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.



OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors



POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.



REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.



STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans



SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.



LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Equity Trust Inc., (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

Additionally, Mr. Caesar M. P. Bryan manages a portion of the Trust's assets. Mr. Bryan is a Senior Vice President and Portfolio Manager with GAMCO Asset Management Inc. (a wholly owned subsidiary of GAMCO Investors, Inc.) since 1994.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

--------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                                                                                                      Total Assets
                                                                                   No. of Accounts      in Accounts
                                                     Total                         where Advisory    where Advisory
   Name of Portfolio           Type of           No. of Accounts        Total      Fee is Based on     Fee is Based
        Manager                Accounts              Managed            Assets       Performance      on Performance
--------------------------- ------------------- ------------------- -------------- ----------------- ----------------
1.  Mario J. Gabelli        Registered                  23             $13.9B             6               $3.6B
                            Investment
                            Companies:
--------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                            Other Pooled                12             $269.6M            11             $188.6M
                            Investment
                            Vehicles:
--------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                            Other Accounts:            1991            $10.6B             6               $1.6B
--------------------------- ------------------- ------------------- -------------- ----------------- ----------------
2. Caesar M.P. Bryan        Registered                  4               $1.2B             0                $0
                            Investment
                            Companies:
--------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                            Other Pooled                2               $6.3M             2               $6.3M
                            Investment
                            Vehicles:
--------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                            Other Accounts:             5              $57.0M             0                $0
--------------------------- ------------------- ------------------- -------------- ----------------- ----------------


POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to management of the Trust. The Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event the Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Managers differ among the accounts that they manage. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR CAESAR M. P. BRYAN

The compensation of Mr. Bryan for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Manager receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the Portfolio Managers' compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario Gabelli and Caesar M. P. Bryan owned over $1,000,000 and $0, respectively, of shares of the Trust as of December 31, 2007.

(B) Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

============= ========================= ========================== ========================== ===============================
                                                                       (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                        SHARES (OR UNITS)       APPROXIMATE DOLLAR VALUE) OF
                (A) TOTAL NUMBER OF                                   PURCHASED AS PART OF       SHARES (OR UNITS) THAT MAY
                 SHARES (OR UNITS)      (B) AVERAGE PRICE PAID PER  PUBLICLY ANNOUNCED PLANS     YET BE PURCHASED UNDER THE
   PERIOD            PURCHASED               SHARE (OR UNIT)               OR PROGRAMS               PLANS OR PROGRAMS
============= ========================= ========================== ========================== ===============================
Month #1      Common - N/A              Common - N/A               Common - N/A               Common - 170,213,012
07/01/07
through       Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
07/31/07
              Preferred Series F - N/A  Preferred Series F - N/A   Preferred Series F - N/A   Preferred Series F - 6,000,000
============= ========================= ========================== ========================== ===============================
Month #2      Common - N/A              Common - N/A               Common - N/A               Common - 170,213,012
08/01/07
through       Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
08/31/07
              Preferred Series F - N/A  Preferred Series F - N/A   Preferred Series F - N/A   Preferred Series F - 6,000,000
============= ========================= ========================== ========================== ===============================
Month #3      Common - N/A              Common - N/A               Common - N/A               Common - 170,948,268
09/01/07
through       Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
09/30/07
              Preferred Series F - N/A  Preferred Series F - N/A   Preferred Series F - N/A   Preferred Series F - 6,000,000
============= ========================= ========================== ========================== ===============================
Month #4      Common - N/A              Common - N/A               Common - N/A               Common - 170,948,268
10/01/07
through       Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
10/31/07
              Preferred Series F - N/A  Preferred Series F - N/A   Preferred Series F - N/A   Preferred Series F - 6,000,000
============= ========================= ========================== ========================== ===============================
Month #5      Common - N/A              Common - N/A               Common - N/A               Common - 170,948,268
11/01/07
through       Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
11/30/07
              Preferred Series F - N/A  Preferred Series F - N/A   Preferred Series F - N/A   Preferred Series F - 6,000,000
============= ========================= ========================== ========================== ===============================
Month #6      Common - N/A              Common - N/A               Common - N/A               Common - 172,104,290
12/01/07
through       Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
12/31/07
              Preferred Series F - N/A  Preferred Series F - N/A   Preferred Series F - N/A   Preferred Series F - 6,000,000
============= ========================= ========================== ========================== ===============================
Total         Common - N/A              Common - N/A               Common - N/A               N/A

              Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A

              Preferred Series F - N/A  Preferred Series F - N/A   Preferred Series F - N/A
============= ========================= ========================== ========================== ===============================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Equity Trust Inc.
          ----------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     03/07/08
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     03/07/08
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer


Date     03/07/08
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.